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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
DRS TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mark S. Newman Chairman of the Board, President and Chief Executive Officer

July 3, 2007

Dear Fellow Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend DRS Technologies' 2007 Annual Meeting of Stockholders. This year's meeting will be held on Thursday, August 9, 2007 at 11 a.m., local time, at our headquarters, 5 Sylvan Way, Floor 3, Parsippany, New Jersey 07054. I look forward to personally greeting those of you who attend the meeting. You are invited to join the Board of Directors and representatives of senior management for light refreshments beginning at 10:30 a.m.

The Annual Meeting of Stockholders will begin with the voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement, followed by a presentation on DRS and our fiscal 2007 performance.

Your vote is important. Please review the instructions on the proxy and voting instruction card. Whether or not you plan to attend the annual meeting, please be sure your shares are represented at the meeting by voting as soon as possible. You may vote over the Internet, by telephone or by mailing your proxy solicitation/voting instruction card.

Thank you for your ongoing support and continued interest in DRS Technologies. I look forward to seeing you on August 9th.

Sincerely,

DRS Technologies, Inc. Corporate Headquarters 5 Sylvan Way Parsippany, NJ 07054
973.898.1500 Fax 973.898.4730 http://www.drs.com

DRS TECHNOLOGIES, INC.
5 SYLVAN WAY
PARSIPPANY, NEW JERSEY 07054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 9, 2007

To the Stockholders of DRS Technologies, Inc.:

        NOTICE IS HEREBY GIVEN that the 2007 annual meeting of stockholders (the "meeting") of DRS Technologies, Inc. will be held on Thursday, August 9, 2007 at 11:00 a.m., local time, at the Company's headquarters, 5 Sylvan Way, Floor 3, Parsippany, New Jersey 07054, for the following purposes:

  (1)
  To elect four Class III directors, each to hold office for a term of three years;

  (2)
  To ratify the appointment of KPMG LLP as DRS's independent registered public accounting firm for fiscal year 2008;

  (3)
  To approve the adoption of the amended and restated DRS Technologies, Inc. Incentive Compensation Plan; and

  (4)
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on June 18, 2007 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

By Order of the Board of Directors, DRS Technologies, Inc.

Nina Laserson Dunn Secretary

Parsippany, New Jersey
July 3, 2007

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please vote as soon as possible. To vote your shares, call the toll-free telephone number (1-866-540-5760), use the Internet as described in the instructions on the enclosed proxy card, or complete, sign, date and mail your proxy card. Voting by telephone, over the Internet or by written proxy will assure that your vote is counted at the meeting if you do not attend in person.

DRS TECHNOLOGIES, INC.

TABLE OF CONTENTS

DRS TECHNOLOGIES, INC.
5 SYLVAN WAY
PARSIPPANY, NEW JERSEY 07054

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
AUGUST 9, 2007

        We are providing these proxy materials in connection with the solicitation of proxies on behalf of the board of directors ("board") of DRS Technologies, Inc. ("DRS," "the Company," "we," "our" and "us") for our 2007 annual meeting of stockholders (the "meeting") to be held on Thursday, August 9, 2007, at 11:00 a.m., local time, at our headquarters, 5 Sylvan Way, Parsippany, New Jersey 07054, or any adjournment or postponement thereof.

PROXIES, VOTING AND THE MEETING

Purpose of the 2007 Annual Meeting of Stockholders

        At the meeting, DRS stockholders will be asked to vote on the following proposals:

Proposal No. 1:	To elect four Class III directors, each to hold office for a term of three years;
Proposal No. 2:	To ratify the appointment of KPMG LLP as DRS's independent registered public accounting firm for fiscal year 2008; and
Proposal No. 3:	To approve the adoption of the amended and restated DRS Technologies, Inc. Incentive Compensation Plan.

        DRS stockholders also may transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The board recommends that stockholders vote "FOR" the election of each of the four director nominees, "FOR" ratification of the appointment of KPMG LLP ("KPMG") as DRS's independent registered public accounting firm for fiscal year 2008, and "FOR" the approval of the amended and restated DRS Technologies, Inc. Incentive Compensation Plan.

Record Date; Outstanding Shares; Shares Entitled to Vote

        We are sending these proxy materials on or about July 3, 2007 to all DRS stockholders. Only holders of record of DRS common stock, par value $0.01 per share ("DRS common stock") at the close of business on the record date, June 18, 2007, are entitled to notice of and to vote at the meeting. As of the record date, there were 41,050,891 shares of DRS common stock outstanding and entitled to vote at the meeting. Each holder of DRS common stock is entitled to one vote for each share owned on each proposal presented at the meeting. A stockholder list will be available for examination by DRS stockholders at the meeting and at our offices at 5 Sylvan Way, Parsippany, New Jersey 07054, during ordinary business hours during the ten-day period prior to the meeting for any purpose germane to the meeting.

Quorum

        A quorum of DRS stockholders is necessary to hold a valid meeting. The required quorum for the transaction of business at the meeting is a majority of the outstanding shares of DRS common stock eligible to vote and present, whether in person or by proxy, at the meeting. All shares of DRS common stock represented at the meeting, including abstentions and "broker non-votes" (defined below), if any, will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Required Votes

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the shares of DRS common stock present in person or represented by proxy and entitled to vote at the meeting. A proxy that has properly withheld authority with respect to one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

        The affirmative vote of a majority of votes cast is required to approve the ratification of KPMG as the independent registered public accounting firm, as specified in Proposal No. 2, and to approve the adoption of the amended and restated DRS Technologies, Inc. Incentive Compensation Plan, as specified in Proposal No. 3.

Abstentions and Broker Non-Votes

        An abstention occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter (other than the election of directors for which the choice is limited to "for" or "withhold"). Abstentions will not be counted as having been voted and will have no effect on the outcome of the vote on Proposal No. 1, concerning the election of directors. However, abstentions will be counted and, therefore, will have the same effect as voting against Proposal No. 2, concerning the ratification of the appointment of KPMG as the Company's independent registered public accounting firm for fiscal year 2008 and against Proposal No. 3, concerning approval of the adoption of the amended and restated DRS Technologies, Inc. Incentive Compensation Plan.

        A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 1, concerning the election of directors, and Proposal No. 2, concerning of the appointment of KPMG as the Company's independent registered public accounting firm for fiscal year 2008, are "routine" items on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. There will be no broker "non-votes" on these proposals because brokerage firms may vote in their discretion on behalf of their clients on these proposals even if such clients have not furnished voting instructions with respect to these proposals. However, Proposal No. 3, concerning approval of the adoption of the amended and restated DRS Technologies, Inc. Incentive Compensation Plan, is a "non-routine" item on which brokers are not allowed to exercise their voting discretion without specific instructions from the beneficial owner. Accordingly, broker non-votes, if any, will have no effect on the votes for Proposal No. 3.

Voting; Proxies; Revocation

        You may vote by proxy or in person at the meeting. Votes cast by proxy or in person at the meeting will be tabulated and certified by our transfer agent, Mellon Investor Services, which also is acting as Inspector of Election.

        Voting in Person.    If you plan to attend the meeting and wish to vote in person, you will be given a ballot at the meeting. Please note, however, that if your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the meeting, you must bring to the meeting a proxy from the record holder of the shares authorizing you to vote at the meeting.

        Voting by Proxy.    Your vote is very important. Accordingly, please complete, sign, date and return the enclosed proxy card, or, if the option is available to you, grant your proxy electronically over the Internet or by telephone, whether or not you plan to attend the meeting in person. You should vote your proxy even if you plan to attend the meeting. You can always change your vote at the meeting, if necessary. Voting instructions are included on your proxy card. If you properly grant your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

        The method of voting by proxy differs for shares held as a record holder and shares held in "street name." If you hold your shares of DRS common stock as a record holder, you may vote by signing and dating the enclosed proxy card and promptly returning it in the enclosed postage-paid envelope or otherwise mailing it to us, or by submitting a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. If you hold your shares of DRS common stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet or by telephone. If applicable, please see the voting instructions from your broker, bank or nominee that accompany these proxy materials.

        All properly signed proxies that are received prior to the meeting and that are not revoked will be voted at the meeting according to the instructions indicated on the proxies or, if no direction is indicated, they will be voted "FOR" approval of each of the proposals at the meeting.

        Revocation of Proxy.    You may revoke your proxy at any time before your proxy is voted at the meeting by taking any of the following actions:

  •
  delivering to the Secretary of DRS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  signing and delivering a new proxy, relating to the same shares and bearing a later date;

  •
  submitting another proxy by telephone or on the Internet (your latest telephone or Internet voting instructions will be followed); or

  •
  if you are a holder of record, attending the meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy.

        If your shares are held in "street name," you may change your vote either by submitting new voting instructions to your broker, bank or other nominee or by attending the meeting and voting in person if you bring an account statement or letter from the nominee indicating you were the beneficial owner of the shares on the record date. You must contact your broker, bank or other nominee to find out how to do so.

        Written notice of revocation and other communications with respect to the revocation of DRS proxies should be addressed to:

DRS Technologies, Inc.
Corporate Headquarters
5 Sylvan Way
Parsippany, New Jersey 07054
Attention: Secretary

Proxy Solicitation

        We will pay the costs of this solicitation. Proxies will be solicited principally by mail, but our officers and employees may make some telephone or personal solicitations of stockholders. DRS officers or employees who make or assist in such solicitations will receive no compensation for doing so other than their regular salaries, but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We will request brokers, banks and other custodians or fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and we will reimburse them for their reasonable expenses incurred in doing so.

Other Business

        The board is not aware of any business to come before the meeting other than the proposals presented in this proxy statement. However, if any other matters should properly come before the meeting, the proxies confer discretionary authority with respect to acting on such other matters, and the persons named in the proxies intend to vote, act and consent in accordance with their best judgment with respect to those matters.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

        The board currently is composed of eleven directors, who are divided into three classes. There are three Class I directors, four Class II directors and four Class III directors. The members of one of the three classes of directors are elected each year. Directors hold office for three-year terms and until their successors are elected and qualified. The four Class III directors whose terms expire at the meeting are: William F. Heitmann, C. Shelton James, Rear Admiral Stuart F. Platt, USN (retired) and Eric J. Rosen.

        The Class I directors, Messrs. Mark S. Newman, Donald C. Fraser and Steven S. Honigman, will continue to serve until the expiration of their terms at the 2008 annual meeting of stockholders. The Class II directors, Ira Albom, General Charles G. Boyd, USAF (Ret.), Mark N. Kaplan and General Dennis J. Reimer, USA (Ret.), will continue to serve until the expiration of their terms at the 2009 annual meeting of stockholders.

        The following section contains certain information concerning nominees for election at the meeting, as well as the directors whose terms of office will continue after the meeting. If any of the nominees listed below are unavailable to stand for election, an event that is not anticipated, the persons named as proxies may vote for a substitute nominee(s) chosen by the board.

Nominees for Election as Class III Directors
(Terms expire at the 2010 annual meeting of stockholders)

        The board has nominated four candidates for election as Class III directors for three-year terms of office expiring at the 2010 annual meeting of stockholders. All nominees currently are serving as directors of DRS. Unless instructed otherwise, the persons named as proxies intend to vote the shares of DRS common stock that they represent to elect the following persons as Class III directors for three-year terms of office expiring at the 2010 annual meeting of stockholders:

WILLIAM F. HEITMANN
Senior Vice President—Finance, Verizon Communications, Inc.

Mr. Heitmann, age 58, became a director in February 1997. Mr. Heitmann has served as Senior Vice President—Finance of Verizon Communications, Inc. since January 2005. He has been employed by Verizon Communications, Inc. since its formation in June 2000 through the merger of Bell Atlantic Corp. and GTE Corp. He was employed by Bell Atlantic Corp. and its predecessors since 1971, serving as a Vice President from 1996 and as Treasurer from June 2000 to December 2004. Previously, he was President and Chief Investment Officer of NYNEX Asset Management Company and President of NYNEX Credit Company. Mr. Heitmann serves as Chairman of Verizon Capital Corp. He is a member of the Real Estate Advisory Board of the Pension Real Estate Association, the Pension Fund Managers Advisory Committee of the NYSE and The Financial Executives Institute.

C. SHELTON JAMES
President, C.S. James and Associates

Mr. James, age 67, became a director in February 1999. Mr. James is President of C.S. James and Associates, business advisors, and has served in that position since May 2000. From December 2001 to July 2002, he was CEO of Technisource, Inc., a provider of information technology staffing, outsourced solutions and computer systems. Mr. James was Chairman of the Board of Elcotel, Inc., a public communications company, until February 2000. He was President of Fundamental Management Corporation, an investment management company, from 1993 to 1998. He also was Chairman and CEO of Cyberguard Corp. from August 1998 to March 1999. Mr. James serves as a director of Concurrent Computer Corporation, Inc. and CSPI, Inc.

REAR ADMIRAL STUART F. PLATT, USN (Ret.)
Chairman, Harbor Wing Technologies, Inc.

Admiral Platt, age 73, became a director in 1991. Since 2004, Admiral Platt has served as Chairman and CEO of Harbor Wing Technologies, Inc., a company with operations in Honolulu, Hawaii and Seattle, Washington that develops autonomous unmanned surface vessels for the U.S. Navy and other government agencies for homeland defense and surveillance missions. He is the former Chairman of The Wornick Company, a producer of combat and humanitarian rations for the Department of Defense, and served in that position from 2000 until the sale of the company in 2004. From May 1994 until 1998, he served as a Vice President of DRS and President of our Data Systems Group. Admiral Platt also served as President of our wholly-owned subsidiary, DRS Precision Echo, Inc. (now known as DRS Data & Imaging Systems, Inc.), from July 1992 to July 1998. From 1998 to 2000, he was President and Chief Executive Officer of Western Marine Electronics Company, a supplier of commercial sonar systems and underwater protection systems. Admiral Platt held various high level positions as a military officer in the Department of the Navy, retiring as Competition Advocate General of the Navy in 1987. He is Chairman of The Historic Battleship Society. Admiral Platt is the author of "The Armament Tide" and "Letters from the Front Lines." Admiral Platt also is Chairman of the board of directors of Manakoa Services Corporation.

ERIC J. ROSEN
Partner, MSD Capital, LP

Mr. Rosen, age 46, became a director in August 1998. Since March 2005, Mr. Rosen has been a partner of MSD Capital, LP, a private investment firm that exclusively manages the capital of Michael S. Dell and his family. Mr. Rosen has responsibility for the private equity activities of MSD. Prior to his tenure at MSD, Mr. Rosen was a Managing Director of Onex Corporation, where he worked since May 1989. Previously, he worked at Kidder, Peabody & Co. in both the Mergers and Acquisitions and Merchant Banking Groups. Mr. Rosen and Mark S. Newman, the Chairman of the Board, President and Chief Executive Officer of DRS, are first cousins.

Class I Directors Continuing in Office
(Terms expire at the 2008 annual meeting of stockholders)

MARK S. NEWMAN
Chairman of the Board, President and Chief Executive Officer of DRS

Mr. Newman, age 57, became a director in 1988. Mr. Newman, who has been employed by us since 1973, was named Vice President, Finance, Chief Financial Officer and Treasurer in 1980 and Executive Vice President in 1987. In May 1994, Mr. Newman became our President and Chief Executive Officer and in August 1995, became Chairman of the Board. Mr. Newman is a director of Congoleum Corporation and EFJ, Inc. He is a director of Business Executives for National Security (BENS) and also is a member of the Board of Governors of the Aerospace Industries Association. Mr. Newman and Mr. Rosen, a director of DRS, are first cousins.

THE HONORABLE DR. DONALD C. FRASER
Retired Professor, Boston University

Dr. Fraser, age 66, became a director in 1993. He was the founder and Director of the Boston University Photonics Center and a Professor of Engineering and Physics at that university until he retired in January 2006. From 1991 to 1993, Dr. Fraser was the Principal Deputy Under Secretary of Defense, Acquisition, with primary responsibility for managing the Department of Defense acquisition process, including setting policy and executing programs. He served as Deputy Director of Operational Test and Evaluation for Command, Control, Communications and Intelligence from 1990 to 1991, a position which included top level management and oversight of the operational test and evaluation of all major Department of Defense communications, command and control, intelligence, electronic warfare, space and information management system programs. From 1981 to 1988, Dr. Fraser was employed as Vice President, Technical Operations at Charles Stark Draper Laboratory and from 1988 to 1990, as its Executive Vice President. Dr. Fraser is a director of Aurora Flight Sciences and the Center for Technology Commercialization.

THE HONORABLE STEVEN S. HONIGMAN
Partner, Fox Horan & Camerini LLP

Mr. Honigman, age 59, became a director in 1998. Mr. Honigman has been a partner of the law firm of Fox Horan & Camerini LLP since January 2006. He was a member of the law firm of Thelen Reid & Priest LLP from 1998 through 2005. Previously, he served as General Counsel to the Department of the Navy for five years. As chief legal officer of the Department of the Navy and the principal legal advisor to the Secretary of the Navy, Mr. Honigman was recognized as a leader in acquisition reform, procurement-related litigation and the accomplishment of national security objectives in the context of environmental compliance. He also exercised Secretariat oversight of the Naval Criminal Investigative Service and served as the Department's Designated Agency Ethics Officer and Contractor Suspension and Debarment Official. For his service, Mr. Honigman received the Department of the Navy Distinguished Public Service Award. Prior to his tenure with the Department of the Navy, he was a partner of the law firm of Miller, Singer, Raives & Brandes. Mr. Honigman was a director of The Wornick Company, a producer of combat and humanitarian rations for the Department of Defense, until the sale of the company in 2004. He currently is a member of the board of directors of EWA Information & Infrastructure Technologies, Inc. and the board of directors of Harbor Wing Technologies, Inc.

Class II Directors Continuing in Office
(Terms expire at the 2009 annual meeting of stockholders)

IRA ALBOM
Retired Senior Vice President, Teleflex, Inc.

Mr. Albom, age 78, became a director in February 1997. Mr. Albom was employed from 1977 to 2003 by Teleflex, Inc., a defense and aerospace company, and he was Senior Vice President of Teleflex from 1987 until his retirement in 2003. Mr. Albom has over 40 years of operations and management experience in the defense and aerospace industry. At Teleflex, he was actively involved in leading diligence teams and negotiating terms of mergers and acquisitions, as well as negotiating major contracts for Teleflex's Defense/Aerospace Group.

MARK N. KAPLAN
Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP

Mr. Kaplan, age 77, became a director in 1986. Mr. Kaplan was a member of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from 1979 to 1998 and is now of counsel to the firm. Mr. Kaplan also serves as a director of American Biltrite Inc., Autobytel, Inc., Congoleum Corporation and Volt Information Sciences, Inc. He is a member of the Council on Foreign Relations, Inc. He also served as chairman and is now a member of the New York City Audit Committee. He previously served as co-chairperson of the New York City Board of Education Audit Advisory Committee. Mr. Kaplan is a Trustee of Bard College, New York Academy of Medicine, WNET/Channel 13, New Alternatives for Children and New York Hall of Science.

GENERAL DENNIS J. REIMER, USA (Ret.)
President, DeticaDFI, Inc.

General Reimer, age 67, became a director in 2000. Since April 2007, General Reimer has been President of DeticaDFI Inc., formerly known as DFI International, Inc., a provider of defense, homeland security and intelligence consulting services to the U.S. government. Prior to its acquisition in April 2007 by Detica Group plc, a U.K.-based technology and consulting company that is publicly traded on the London Stock Exchange, General Reimer served as President of DFI International, Inc. From April 2000 until May 2005, he served as Director of the National Memorial Institute for the Prevention of Terrorism, located in Oklahoma City, Oklahoma. General Reimer served as the 33rd Chief of Staff, U.S. Army, from June 1995 until June 1999. Prior to that, he was Commanding General of United States Army Forces Command, Fort McPherson, Georgia. From August 1999 until March 2000, General Reimer served as Distinguished Fellow of the Association of the U.S. Army. General Reimer also serves as a director of SI-International and Mutual of America.

GENERAL CHARLES G. BOYD, USAF (Ret.)
President and Chief Executive Officer, Business Executives for National Security (BENS)

General Boyd, age 69, became a director in 2006. General Boyd is President and Chief Executive Officer of Business Executives for National Security (BENS) and has served in that position since May 2002. Following his retirement from active duty with the United States Air Force in August 1995, General Boyd served as the Director, 21st Century International Legislators Project for the Congressional Institute, Inc. and a strategy consultant to former Speaker of the House, Newt Gingrich. In July 1998, he was named Executive Director, U.S. Commission on National Security/21st Century (Hart-Rudman Commission). In August 2001, he was named Senior Vice President and Washington Program Director, Council on Foreign Relations, Washington, D.C. Prior to his military retirement, General Boyd was Deputy Commander in Chief, U.S. European Command (USEUCOM), Stuttgart-Vaihingen, Germany. Before assuming his position at USEUCOM, he was Vice Commander of Strategic Air Command's 8th Air Force, Director of Plans at Headquarters, U.S. Air Force, Washington, D.C., and Commander of the Air University, with headquarters at Maxwell Air Force Base, Alabama. General Boyd also is a member of the board of directors of the Nixon Center, Forterra Systems, Inc. and In-Q-Tel. He is a member of the USAF Air University Board of Visitors, is Chairman of the Board of Trustees for the Air University Foundation, and serves on the Transformation Advisory Group for U.S. Joint Forces Command as well as the USEUCOM Senior Advisory Group.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1, THE ELECTION OF WILLIAM F. HEITMANN, C. SHELTON JAMES, ADMIRAL STUART F. PLATT AND ERIC J. ROSEN AS CLASS III DIRECTORS OF THE BOARD.

CORPORATE GOVERNANCE

Corporate Governance

        Our corporate governance information and materials, including our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, board committee charters, Code of Ethics and Code of Business Conduct, are posted on our corporate website at www.drs.com under the heading "Investor Info/Corporate Governance" and are available in print to stockholders without charge upon written request addressed to the Company's Secretary, 5 Sylvan Way, Parsippany, New Jersey 07054. The board regularly reviews corporate governance developments and will modify these materials and practices from time to time as warranted.

Code of Ethics and Code of Business Conduct

        We have adopted a Code of Ethics and a Code of Business Conduct that apply to all of our employees, including our Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO") and Controller, and directors. Our Code of Ethics and Code of Business Conduct have been posted on our corporate website at www.drs.com under the heading "Investor Info/Corporate Governance." We will post any amendment to the codes on our website. The board is strongly predisposed against any waivers of either code. To date, no such waiver has been granted. In the unlikely event of a waiver, such action will be posted on our website noted above as required under SEC rules.

Communications with Directors

        The board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the board (including, without limitation, the Lead Director or the non-management directors as a group), any board committee or any chair of any such committee by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent in care of the General Counsel, DRS Technologies Inc., 5 Sylvan Way, Parsippany, New Jersey 07054. All communications received as set forth above will be opened by the office of our General Counsel for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the board or any group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Executive Sessions of Non-Management Directors

        To promote open discussion among the non-management directors, executive sessions (i.e., meetings of non-management directors without management present) are held to review such topics as the non-management directors determine. The chairperson of the Nominating and Corporate Governance Committee (the "Lead Director") presides at all executive sessions of non-management directors. Interested stockholders may contact the Lead Director by addressing such correspondence to the Lead Director and sending it in care of our General Counsel, DRS Technologies Inc., 5 Sylvan Way, Parsippany, New Jersey 07054.

Director Independence

        Under applicable New York Stock Exchange Euronext ("NYSE") listing standards, a majority of the members of the board and each member of the Audit Committee, the Nominating and Corporate Governance Committee and the Executive Compensation Committee must be independent. Under the NYSE rules and our Corporate Governance Guidelines, only directors who do not have a direct or indirect material relationship with DRS will be considered independent. The Nominating and Corporate Governance Committee reviewed the applicable standards for board member and committee member independence as well as a summary of answers to annual questionnaires completed by each of the directors. On the basis of this review, the Nominating and Corporate Governance Committee reported to the full board and the board made its determinations as to independence on the basis of that report. The board has determined that the following directors, comprising all of our non-employee directors, are "independent" under the standards of the NYSE: Mr. Albom, General Boyd, Dr. Fraser, Mr. Heitmann, Mr. Honigman, Mr. James, Mr. Kaplan, Admiral Platt, General Reimer and Mr. Rosen. In determining that each of the non-employee directors is independent, the board considered the relationships described under "Certain Relationships and Related Person Transactions" on page 44, which it determined were immaterial to the directors' independence. Further, in determining each individual's status as an independent director, the board considered that Mr. Kaplan is of counsel at Skadden, Arps, Slate, Meagher & Flom LLP, a law firm that provides legal services to the Company.

        There is no family relationship between any of the nominees, continuing directors and executive officers of the Company, except that Mark S. Newman, the Chairman of the Board, President and CEO of DRS, and Mr. Rosen are first cousins.

Board and Committee Meetings; Attendance at Annual Meetings

        Our board of directors held seven meetings and approved certain matters by unanimous written consent during the fiscal year ended March 31, 2007 ("fiscal 2007"). Each director attended at least 75% of the board meetings and meetings of the committees on which the director served during fiscal 2007. We encourage directors to attend the Company's annual meeting. All directors attended our 2006 annual meeting.

Committees of the Board

        The board has four standing committees: the Audit Committee, the Executive Compensation Committee, the Nominating and Corporate Governance Committee and the Ethics Committee.

        Audit Committee.    The members of the Audit Committee are Messrs. Heitmann, who chairs the committee, Fraser and James. All of the members of the Audit Committee are "independent" and satisfy the NYSE requirements for audit committee members, as well as the additional independence requirements of Rule 10A-3 under the Securities Exchange Act. As a result, no member has any relationship with the Company that may interfere with the exercise of his independence from the Company and the Company's management. The board has determined that each member of the Audit Committee has the ability to read and understand fundamental financial statements. The board has determined that each of Messrs. Heitmann and James qualify as an "Audit Committee Financial Expert," as defined by the rules of the SEC.

        The Audit Committee oversees and reports to the board concerning our general policies and practices with respect to accounting, financial reporting and internal control, as well as such policies and practices of our subsidiaries. It also appoints, compensates and oversees our independent registered public accounting firm ("independent auditors"); oversees the activities of the Company's internal audit function and maintains a direct exchange of information between the board and the independent auditors. The Audit Committee operates under a written charter that was amended by the board on May 13, 2004, a copy of which is available on our corporate website at www.drs.com or in print upon request. The Audit Committee met five times during fiscal 2007. For additional information, see the section entitled "Report of the Audit Committee."

        Executive Compensation Committee.    The members of the Executive Compensation Committee ("Compensation Committee") are Messrs. Kaplan, who chairs the committee, Albom and Honigman, Admiral Platt and General Reimer. The board has determined that each of the members of the Compensation Committee is an independent director under the NYSE listing standards. The Compensation Committee operates under a written charter that was amended by the board on May 10, 2007, a copy of which is available on our corporate website at www.drs.com or in print upon request. The Compensation Committee held five meetings during fiscal 2007. The report of the Compensation Committee is set forth below.

        The Compensation Committee is responsible for, among other things, reviewing and making decisions with respect to salaries, bonuses, stock-based awards and other benefits for our CEO, CFO and the three other most highly compensated executive officers (collectively, the "Named Executive Officers"), and ensuring that they are compensated in a manner consistent with our philosophy and objectives, as described in the "Compensation Discussion and Analysis," on page 17. The Compensation Committee also administers our stock plans (including reviewing and approving stock option grants and other awards to executive officers), reviews and approves the Company's goals and objectives relevant to compensation of the Named Executive Officers and considers the structure of the Company's compensation program as it applies to all employees.

        When appropriate, the Compensation Committee recommends to the full board changes to the executive and the general compensation plans. On an annual basis, the Compensation Committee approves the compensation for the Named Executive Officers.

        The Compensation Committee is responsible in all respects for the determination and finalization of compensation matters. The Compensation Committee has retained Mercer Human Resource Consulting ("Mercer") as its compensation consultant to provide advice on matters relating to executive compensation. Mercer also assists the Compensation Committee in identifying and maintaining pay and performance information relating to a group of peer companies, as well as compensation survey information and more general market compensation practices and trends. Mercer attended four of the Compensation Committee meetings during fiscal 2007, including the executive sessions held during each of those meetings.

        Nominating and Corporate Governance Committee.    The members of the Nominating and Corporate Governance Committee ("Nominating/Governance Committee") are Messrs. Kaplan, who chairs the committee, and Albom, General Boyd and General Reimer. Each member of the Nominating/Governance Committee is an independent director under the NYSE listing standards. The functions of the Nominating/Governance Committee include the following:

  •
  identifying and recommending to the board individuals qualified to serve as members of the board;

  •
  recommending to the board directors to serve on committees of the board;

  •
  advising the board with respect to matters of board composition and procedures; and

  •
  developing and recommending to the board a set of corporate governance guidelines.

        The Nominating/Governance Committee operates under a written charter that was adopted by the board on May 14, 2003, a copy of which is available on our corporate website at www.drs.com or in print upon request. The committee met five times during fiscal 2007.

        The Nominating/Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating/Governance Committee will take into consideration the needs of the board and the qualifications of the candidate. The committee also may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating/Governance Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person's ownership of DRS common stock, including the number of shares owned and the length of time of ownership; and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named in the proxy statement, if selected by the Nominating/Governance Committee and nominated by the board, as well as to serve as a director if elected.

        The stockholder recommendation and information described above must be sent to the Company's Secretary at DRS Technologies, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of stockholders.

        The Nominating/Governance Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

        The Nominating/Governance Committee identifies potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the board—for example, retirement as a chief executive officer or chief financial officer of a public company or exiting government or military service—especially business and civic leaders in the communities in which the Company's facilities are located. The committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the committee also will consider candidates recommended by stockholders.

        Once a person has been identified by the Nominating/Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the committee chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the board, the committee will request information from the candidate, review the person's accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and conduct one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons who may have greater first-hand knowledge of the candidate's accomplishments. The committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

        The Nominating/Governance Committee approved and recommended to the board the nominations of William F. Heitmann, C. Shelton James, Admiral Stuart F. Platt and Eric J. Rosen to stand for re-election at the meeting based on the criteria set forth above.

        Ethics Committee.    The members of the Ethics Committee are Messrs. Honigman, who chairs the committee, and Newman, General Reimer and Ms. Dunn, Executive Vice President, General Counsel and Secretary of DRS (ex officio). The Ethics Committee provides oversight with respect to issues involving compliance with law and our ethics program. The Ethics Committee operates under a written charter that was amended by the board on August 3, 2006, a copy of which is available on our corporate website at www.drs.com or in print upon request. The Ethics Committee held two meetings during fiscal 2007.

Compensation Committee Interlocks and Insider Participation

        As noted above, the members of the Compensation Committee during fiscal 2007 were Messrs. Kaplan, who chairs the committee, Albom and Honigman, Admiral Platt and General Reimer. From 1994 until 1998, Admiral Platt served as an officer of the Company.

Directors' Compensation

        The Nominating/Governance Committee reviews and makes recommendations to the board regarding the form and amount of compensation for non-employee directors. In making its determination, the board also considers the advice of Mercer. Directors who are employees of DRS receive no compensation for service on the board. Each non-employee director receives an annual board cash retainer of $45,000. Each non-employee director also receives a cash fee of $2,500 for each board meeting attended. No fees are paid for meetings attended by telephone. For service on committees, non-employee directors receive the following additional annual retainers: each member of the Audit Committee receives $10,000 (the chair receives $20,000); each member of the Compensation Committee receives $5,000 (the chair receives $10,000), and each member of the Nominating/Governance Committee and each member of the Ethics Committee receives $2,500.

        In addition, under the DRS Technologies, Inc. 2006 Omnibus Plan ("2006 Omnibus Plan") approved by our stockholders in August 2006, each non-employee director receives an annual grant of non-qualified options to purchase 2,500 shares of DRS common stock on the date of the annual meeting of stockholders. Each new director receives non-qualified options to purchase 5,000 shares of DRS common stock on the date the director is elected or appointed. Options vest on the first anniversary of the date of grant. The purchase price for options granted under the 2006 Omnibus Plan is the fair market value on the date of grant. Effective as of April 5, 2007, to reflect corporate governance best practices, the 2006 Omnibus Plan was amended to define fair market value as the closing price per share on the NYSE on the date of grant (or, if there is no reported sale on such date, the closing price per share on the last preceding date on which any reported sale occurred). Prior to then, fair market value was defined as the closing price per share on the last preceding date on which shares were traded on the NYSE. The options granted to directors are subject to the terms and conditions of the 2006 Omnibus Plan or any predecessor plan.

DIRECTOR COMPENSATION TABLE FOR FISCAL 2007

        The following director compensation table sets forth fees, awards and other compensation paid to or earned by our non-employee directors for fiscal 2007:

	Fees Earned or Paid in Cash(2) $	Option Awards(3) $	Total $
Ira Albom	62,500	57,968	120,468
Charles G. Boyd(1)	31,250	73,043	104,293
Donald C. Fraser	65,000	57,968	122,968
William F. Heitmann	75,000	57,968	132,968
Steven S. Honigman	62,500	57,968	120,468
C. Shelton James	65,000	57,968	122,968
Mark N. Kaplan	67,500	57,968	125,468
Stuart F. Platt	60,000	57,968	117,968
Dennis J. Reimer	65,000	57,968	122,968
Eric J. Rosen	55,000	57,968	112,968

(1)
General Boyd was elected to the board on August 3, 2006.

(2)
Consists of amounts described below.

	Director Compensation
	Basic Annual Retainer $	Supplemental Annual Retainer $	Meeting Fees $	Total $
Ira Albom	45,000	7,500	10,000	62,500
Charles G. Boyd	22,500	1,250	7,500	31,250
Donald C. Fraser	45,000	10,000	10,000	65,000
William F. Heitmann	45,000	20,000	10,000	75,000
Steven S. Honigman	45,000	7,500	10,000	62,500
C. Shelton James	45,000	10,000	10,000	65,000
Mark N. Kaplan	45,000	12,500	10,000	67,500
Stuart F. Platt	45,000	5,000	10,000	60,000
Dennis J. Reimer	45,000	10,000	10,000	65,000
Eric J. Rosen	45,000	—	10,000	55,000
(3)
Represents the equity compensation expense calculated in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payment" ("SFAS 123R"), which includes compensation costs recognized in fiscal 2007 for awards granted in fiscal 2007 and prior years (but disregarding estimates of forfeitures). For fiscal 2007, each director received a grant of 2,500 options on August 3, 2006, with the exception of General Boyd who received 5,000 shares on that date. The grant date fair market value for each stock option award (determined in accordance with SFAS 123R) was $22.22 per share. We recognize expense ratably in monthly increments over the one-year vesting period. The assumptions used in determining the fair value of the options are set forth in Note 11 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2007.

COMPENSATION DISCUSSION AND ANALYSIS

Our Business

        DRS is a leading supplier of defense electronic products, systems, and military support services. We provide high-technology products, services and support to all branches of the U.S. military, major aerospace and defense prime contractors, government intelligence agencies, certain international military forces and industrial markets. Our goal is to continually improve our position as a leading supplier of defense electronics products and systems. Our strategy to achieve our objectives includes: (i) leveraging incumbent relationships; (ii) developing and expanding existing technologies; (iii) leveraging a combination of service and product capabilities to better serve customers; (iv) continuing to react quickly to the changing defense environment; (v) capitalizing on the Department of Defense's emphasis on transformation and modernization; (vi) pursuing strategic acquisitions; (vii) maintaining a diversified business mix; and (viii) developing and retaining highly talented management and technical employees.

        A significant component of our strategy has been to enhance our existing product base through selective acquisitions that add new products, services and technologies in areas that complement our present business base. We intend to continue acquiring select publicly and privately held companies, as well as defense businesses of larger companies that (i) exhibit significant market position(s) in their business areas, (ii) offer products that complement and/or expand our product and service offerings and (iii) display growing revenues, and positive operating income and cash flow prospects.

        Our compensation program is designed to reward our executives for the successful execution of this strategy and for managing and integrating acquired businesses and product lines into our organization. Experience has shown that the individuals with the skills and experience necessary to manage a company that is growing significantly through both acquisition and organic growth, to understand the technical aspects of our products and services, and to deal effectively with the defense industry, are generally employed by a small group of industry competitors. Therefore, we tend to focus on defense industry experience when attracting new executives, and also look to that industry to determine competitive compensation programs and levels.

Executive Compensation Philosophy and Objectives

        Our executive compensation program is intended to attract, retain and motivate key employees critical to the success of our business. The program is intended to reward superior past performance and create incentives for future exemplary performance that will create long-term stockholder value. To achieve these objectives our compensation program provides opportunities that are comparable to those offered by similar companies, to reward long-term strategic management and the enhancement of stockholder value and to create a performance-oriented environment.

        Our executive compensation philosophy is further designed to support our mission of creating long-term value for our stockholders and the successful execution of our goal and business strategy outlined above. We believe that success in achieving these goals is, in large part, attributable to the performance and dedication of our employees and, in particular, to the leadership efforts of our Named Executive Officers. It is, therefore, important that the interests of our executives are aligned closely with the interests of our stockholders.

        See "Committees of the Board of Directors—Executive Compensation Committee" for discussions of the Compensation Committee's responsibility for overseeing our executive compensation program and the role of outside advisors.

Setting Executive Compensation

Guiding Principles

        The Compensation Committee intends to provide a balanced mix of cash and equity-based compensation that it believes will align the short- and long-term interests of the Company's executives with those of our stockholders. When the Compensation Committee considers any component of the compensation of the CEO and the other Named Executive Officers, the aggregate value and mix of all components are taken into consideration. The Compensation Committee believes that all elements of compensation are important and that each component enables us to appropriately compensate and retain executives.

        The Company targets compensation at the median percentile within its benchmarking group (as described below) when performance "meets expectation," and above median for superior performance. The determination of performance level is based on business performance relative to competitors and individual performance.

        To enable the Company to maintain its pay-for-performance philosophy, the program is designed to deliver 60% to 80% of target total direct compensation (base salary plus annual incentives and long-term incentives) through variable pay programs. Realized compensation from prior stock awards is not considered in setting current compensation levels.

Competitive Benchmarking

        The Compensation Committee, as part of its consideration of the appropriateness of the Named Executive Officers' compensation, reviews market data of comparable defense and industry companies (generally those of comparable size and complexity in similar geographic areas).

        To determine fiscal 2007 executive compensation, including base salaries, annual incentive payouts (based on fiscal 2007 performance) and long-term incentive awards granted in fiscal 2007, the Compensation Committee selected the following peer group of ten companies:

  •
  L-3 Communications Holdings, Inc.

  •
  ITT Industries, Inc.

  •
  Goodrich Corp.

  •
  Rockwell Collins, Inc.

  •
  Alliant Techsystems Inc.

  •
  Harris Corp.

  •
  Sequa Corp.

  •
  Aviall, Inc.

  •
  Curtiss-Wright Corp.

  •
  Moog, Inc.

        The peer group represents companies with which the Company competes for talent, for business and for stockholder investment, and whose median revenues approximate DRS's revenues.

        Mercer provides the Compensation Committee with analysis of executive compensation levels and practices as disclosed in the most recently available proxy statements of the peer group companies, and supplements this information with compensation survey information

(from similarly sized companies in relevant industries) to help the Compensation Committee make informed decisions.

        The peer group is reviewed and updated periodically by the Compensation Committee to remain appropriate for compensation benchmarking purposes.

The Role of Named Executive Officers

        In addition to considering information provided by its outside advisors, the Compensation Committee also considers recommendations from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the Named Executive Officers. The Company's human resources team supports the Compensation Committee and its work.

        The CEO annually reviews the performance and accomplishments of all other Named Executive Officers. He then presents his conclusions and recommendations based on these reviews for base salary levels, annual bonus target amounts, annual bonus payouts and long-term incentive awards to the Compensation Committee for its consideration.

Executive Compensation Components

        For fiscal 2007, the primary elements of compensation for our Named Executive Officers were:

  •
  base salary,

  •
  annual incentive awards,

  •
  long-term incentive awards, and

  •
  retirement and other benefits

Salary

        The Company provides Named Executive Officers and other employees with salaries to compensate them for services rendered during the fiscal year. Salaries for our Named Executive Officers are generally established based on the individual's job responsibilities, performance and experience, and the Company's overall budget for merit increases, all considered in the context of the competitive environment.

        On an annual basis, the Compensation Committee reviews and approves salary adjustments for the CEO and other Named Executive Officers, taking into account a review of competitive market data, an assessment of Company performance, the advice of Mercer, recommendations of the CEO for the other Named Executive Officers, the annual performance of the CEO as assessed by the members of the Compensation Committee and other considerations.

        If an executive's position or responsibilities with the Company changes during the year, which may occur through change in role or duties or due to increased company growth, base salary typically is reviewed and adjusted, if necessary, by the Committee. All salary increases in fiscal 2007 were approved by the Compensation Committee on May 11, 2006 in an executive session (without the presence of the CEO) and were effective as of April 1, 2006. For all Named Executive Officers, salary adjustments reflected increases in the overall market, with the exception of Mr. Mehmel, whose increase reflected his promotion to Chief Operating Officer ("COO") during the year.

        Fiscal 2007 salaries for the Named Executive Officers are set forth in the "Salary" column in the "Summary Compensation Table for Fiscal 2007" on page 25.

Annual Incentive Awards

        The Compensation Committee has approved annual target incentives as a percent of salary for the Named Executive Officers as provided under the amended and restated DRS Technologies, Inc. Incentive Compensation Plan ("ICP"). The ICP was amended and approved by the stockholders on August 8, 2002, and stockholder approval is again being sought under this proxy, to satisfy the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"). The ICP is designed to encourage performance relative to the Company's annual operating goals and objectives. Annual bonus payouts are linked to the financial performance of DRS as a whole, individual job performance, accomplishment of the individual's specified goals and contributions to operational performance. The Compensation Committee annually reviews the ICP to ensure that it continues to provide the appropriate level of awards and rewards appropriate behaviors and performance.

        On May 11, 2006, the Compensation Committee approved fiscal 2007 target ICP awards for each Named Executive Officer (as disclosed under the column "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" in the "Grants of Plan-Based Awards in Fiscal 2007" table on page 27) and associated plan performance goals.

        The annual ICP goals for performance reflect the Company's confidential operating plan and, for competitive reasons, the Company does not disclose certain targets publicly in order to preserve their confidentiality. The goals are meant to be challenging and ambitious but also realistic and attainable such that it is possible to achieve and exceed them given a maximum effort by the Named Executive Officers.

        Overall financial performance is given a total weighting of 80% in calculating the total earned ICP awards for the CEO and COO and 75% for the other Named Executive Officers. The remaining 20% of ICP opportunity for the CEO and COO and 25% for the other Named Executive Officers is determined based on performance relative to objective individual performance goals determined for each executive officer and approved by the Compensation Committee. The Committee also considers the individual's adherence to high ethical standards, as set forth in our Code of Ethics and Code of Business Conduct.

        Within 75 days of the end of the fiscal year the Compensation Committee determines the extent of achievement of ICP performance goals and the corresponding earned ICP awards for the Named Executive Officers. For fiscal 2007, the achieved performance relative to financial goals for the Named Executive Officers is as follows:

Performance Measure	Performance Weighting	Achieved Performance $MM	ICP Payout (% of target)
Revenue	20%	$2,821,113,146	17%
Bookings	25%	$3,489,166,969	50%
Op. Income	30%	$307,582,909	15%
Free Cash Flow	25%	$139,328,000	50%
Overall Financial Performance			132%

        For fiscal 2007, ICP payouts to the Named Executive Officers based on achievement of financial and individual objectives range from 146% to 149% of targets. (This payout range includes rewards for achievement of individual objectives that are in addition to the overall financial performance number of 132%.)

        The Compensation Committee has discretion to determine what portion (less than or equal to 100%) of the earned ICP award should be paid to the CEO. In making its determination as to what portion of the fiscal 2007 ICP award should be paid to the CEO, the Compensation

Committee considered a variety of factors, including leadership and managerial ability, execution of the Company's business plan and overall business strategy and adherence to our values, as well as a performance appraisal completed by the Compensation Committee. The Compensation Committee authorized payment to the CEO of 100% of his fiscal 2007 annual incentive bonus.

        The CEO evaluates the performance of the other Named Executive Officers and recommends to the Compensation Committee the amount of annual incentive otherwise earned that should be paid to each. The criteria used for these determinations are similar to the factors used by the Compensation Committee to determine the CEO's incentive award. Each of the other Named Executive Officers received 100% of his or her fiscal 2007 annual incentive bonus.

        Awards made to the Named Executive Officers under the ICP in fiscal 2008 for performance in fiscal 2007 are reflected in the "Summary Compensation Table for Fiscal 2007" on page 25.

        For fiscal 2008, the approved ICP financial goals are based on the same measures as fiscal 2007, i.e., consolidated revenue, bookings, operating income and free cash flow.

Long-term Incentive Awards

        Long-term incentive awards to our Named Executive Officers, as well as other key employees, are intended to increase their motivation and incentive to enhance the long-term value of the Company by enlarging their personal stake in its success. Long-term incentive awards are made 100% in the form of equity.

        Fiscal 2007 long-term incentive awards were granted under our 1996 Omnibus Plan, which was designed to give the Compensation Committee the flexibility to make incentive awards that are comparable to those found in the marketplace in which we compete for executive talent.

        For fiscal 2007, the Compensation Committee approved an equity strategy for the Named Executive Officers designed to deliver long-term incentive awards in the form of nonqualified stock options and restricted stock of approximately equal value. The award value of stock options is determined using a Black-Scholes valuation as of the date of grant and the award value of restricted stock is set at the fair market value of DRS common stock at the date of grant. By using a mix of stock options and restricted stock, we are able to provide executives with a strong incentive to increase the Company's value and encourage stock ownership.

        On June 16, 2006, the Compensation Committee reviewed and approved the value of stock options and restricted stock to be granted to each Named Executive Officer. The Compensation Committee approved the awards using its previously approved guidelines. The guidelines were based on data prepared by Mercer, the CEO's recommendations for the other Named Executive Officers, an assessment of executives' performance and other considerations. The number of stock options and shares of restricted stock granted were determined using the closing price of DRS common stock on June 15, 2006, and, as to stock options, the resulting Black-Scholes value of each. The Compensation Committee granted the awards on June 16, 2006, in accordance with the terms of the 1996 Omnibus Plan. The long-term incentive awards made to the Named Executive Officers in fiscal 2007 are described in the "Grants of Plan-Based Awards in Fiscal 2007" table on page 27.

Nonqualified Stock Options

        Stock options constitute a key element of the long-term incentive strategy in that stock options deliver value to the executive only when the value of DRS common stock increases.

Stock options have a ten-year term and typically vest in four equal annual installments commencing on the first anniversary of the date of grant. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. The vesting conditions and holding requirements are intended to encourage executive share ownership. Stock options generally are granted once each year.

        On June 16, 2006, the Compensation Committee approved a Black-Scholes award value for stock options for each Named Executive Officer. The exercise price of the stock options that were granted on that date was the closing price of DRS common stock on June 15, 2006 of $49.91 per share, pursuant to the provisions of the 1996 Omnibus Plan.

        For treatment of stock options upon different termination and change in control scenarios, see "Potential Payments on Termination or Change in Control" on page 30.

        To reflect corporate governance best practices, the Compensation Committee recommended, and the board approved, an amendment to the definition of fair market value under the 2006 Omnibus Plan. Accordingly, commencing in fiscal 2008, stock option grants will be made with an exercise price equal to the closing price of DRS common stock on the date of grant (or if there is no reported sale on such date, the last preceding date on which any reported sale occurred). In addition, under the 2006 Omnibus Plan, stock options may not be repriced. The Compensation Committee has adopted a policy of fixing the grant date for all regular (annual) stock option grants as three business days following the release of our fourth quarter earnings, and, in the case of new hires, three business days following the next succeeding quarterly release of earnings. For fiscal 2008, the year of transition to the new policy, annual grants were made on June 15, 2007.

Restricted Stock

        Awards of restricted stock constitute a key element of our long-term incentive strategy. The Compensation Committee believes that full-value stock facilitates share ownership and motivates and retains key talent. Restricted stock awards under our 2006 Omnibus Plan vest on the third anniversary of the date of grant. Restricted stock awards typically are granted annually to the Named Executive Officers. The Company also makes awards of restricted stock to retain and reward high-performing employees who are critical to the future success of the Company.

        For treatment of restricted stock upon different termination and change in control scenarios, see "Potential Payments on Termination or Change in Control" on page 30.

Retirement and Other Benefits

        All of our U.S.-based employees are eligible to participate in the Company's 401(k) Plan and the Company's disability plan. In addition, the Named Executive Officers and certain other employees are eligible to participate in the Company's Supplemental Executive Retirement Plan.

401(k) Plan

        Under the 401(k) Plan, all DRS U.S.-based employees, including the Named Executive Officers, can make salary deferrals to the plan, with the right to distributions from the plan upon retirement. The Company matches employee contributions in the 401(k) Plan for employees in most facilities (including for the Named Executive Officers) at 90 cents for every dollar on deferrals of up to 6% of gross eligible wages.

Supplemental Executive Retirement Plan

        The Company does not maintain any defined benefit pension plans qualified under Section 401 of the Code in which Named Executive Officers participate.

        On February 1, 1996, we established a Supplemental Executive Retirement Plan ("SERP") for the benefit of certain key executives, including the Named Executive Officers. Under the SERP, we will provide retirement benefits to each of these key executives, based on years of service and final average annual compensation, in accordance with the benefit class to which such executive is assigned by the Compensation Committee, as defined in the SERP.

        On May 11, 2005, the board approved an amendment and restatement of the SERP. As amended and restated, participants may receive monthly benefits under the SERP on (a) the date the participant attains the age of 65 or, if later, the date the participant is first credited with 10 or more years of service or (b) on the first day of a month following a participant's retirement where the retirement occurs after the normal retirement date.

        Based on Mercer's analysis of peer company practices regarding executive retirement benefits plans and the amount of compensation provided under such plans, we believe it is appropriate to maintain the SERP to help provide competitive total compensation for key executives, including the Named Executive Officers.

        See "Pension Benefits" below for further discussion about the SERP.

Employment and Change in Control Arrangements

        The Company maintains certain employment agreements and change in control arrangements intended, among other purposes, to help retain qualified employees, maintain a stable work environment and provide economic security to certain employees of the Company in the event of certain terminations of employment following a change in control. For a description of executive employment and change in control arrangements see page 32 of this proxy statement. The amount of estimated payments and benefits payable to the Named Executive Officers upon various termination scenarios and upon a change in control are set forth in the "Estimate of Potential Payments on Termination or Change in Control as of Fiscal 2007 Year End" table on page 34.

Perquisites

        We provide Named Executive Officers with certain limited perquisites that the Compensation Committee believes are reasonable, competitive and consistent with the objectives of the executive compensation program.

        We provide aircraft usage to our CEO (under a fractional ownership arrangement) for business use and occasionally for personal use. The CEO reimburses the Company for personal use based on the hourly rate that the Company is charged under our fractional ownership agreements.

Tax and Accounting Implications

Deductibility of Executive Compensation

        The Compensation Committee's general policy is, where feasible, to structure the compensation paid to the covered employees (as defined in Section 162(m) of the Code) so as to allow it to be deductible under Section 162(m) of the Code; however, the Compensation Committee retains the flexibility, where necessary to meet competitive market pressures and promote incentive and retention goals, to pay compensation which may not be so deductible.

For fiscal 2007, most, but not all of the compensation paid to the covered employees was deductible under Section 162(m) of the Code. Because Mr. Kaplan is not an outside director pursuant to Section 162(m) of the Code, he recuses himself from determinations of short- and long-term incentive awards to the covered employees.

Accounting for Stock-Based Compensation

        Beginning on April 1, 2006, the Company began accounting for stock-based payments, including awards granted under the 2006 Omnibus Plan, in accordance with the requirements of SFAS 123R.

EXECUTIVE COMPENSATION COMMITTEE REPORT

        The Executive Compensation Committee of the Board of Directors of the Company has reviewed and discussed with management the above Compensation Discussion and Analysis required by Item 402(b) and, based on that review and discussion, the committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Executive Compensation Committee,
Mark N. Kaplan, Chairman Ira Albom Steven S. Honigman Stuart F. Platt Dennis J. Reimer

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR FISCAL 2007

        The following summary compensation table sets forth the cash and non-cash compensation paid to or earned by our Named Executive Officers for fiscal 2007.

	Year	Salary $	Stock Awards $(1)	Option Awards $(2)	Non-Equity Incentive Compen- sation $(3)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings $(4)	All Other Compen- sation $(5)	Total $
Mark S. Newman Chairman of the Board, President & Chief Executive Officer	2007	875,000	667,615	1,158,816	1,073,100	2,337,000	84,515	6,196,046
Robert F. Mehmel Executive Vice President, Chief Operating Officer	2007	485,000	218,420	303,542	509,800	18,000	53,426	1,588,188
Michael L. Bowman Executive Vice President, Washington Operations	2007	300,000	119,452	206,248	295,000	—	36,679	957,379
Nina Laserson Dunn Executive Vice President, General Counsel & Secretary	2007	375,000	137,190	250,168	368,800	54,000	43,375	1,228,533
Richard A. Schneider Executive Vice President, Chief Financial Officer	2007	375,000	137,190	250,168	368,800	72,000	55,402	1,258,560

(1)
Amounts represent the aggregate expense recognized for financial statement reporting purposes in fiscal 2007, in accordance with SFAS 123R for restricted stock awards ("RSAs") granted to the Named Executive Officers in the current fiscal year or in prior fiscal years (disregarding estimates of forfeitures for service-based vesting). We recognize expense ratably over the three-year vesting period for the RSAs. The following is a list of each Named Executive Officer's restricted stock awards for which expense was recognized in fiscal 2007 and the amount of such expense associated with each award:

	Mr. Newman	Mr. Mehmel	Mr. Bowman	Ms. Dunn	Mr. Schneider
Restricted Stock June 2006	$249,632	$98,533	$59,123	$59,123	$59,123
Restricted Stock July 2005	$217,465	$83,640	$41,820	$41,820	$41,820
Restricted Stock January 2004	$200,518	$36,247	$18,509	$36,247	$36,247

	$667,615	$218,420	$119,452	$137,190	$137,190

(2)
Amounts represent the aggregate expense recognized for financial statement reporting purposes with respect to fiscal 2007 in accordance with SFAS 123R for stock options granted to the Named Executive Officers in the current fiscal year or in prior fiscal years (disregarding estimates of forfeitures for service-based vesting). The following is a list of each Named Executive Officer's stock options for which expense was recognized in fiscal 2007 and the amount of such expense:

	Mr. Newman	Mr. Mehmel	Mr. Bowman	Ms. Dunn	Mr. Schneider
Stock Option June 2006	$204,338	$80,655	$48,394	$48,394	$48,394
Stock Option November 2004	$387,575	$80,745	$70,248	$70,248	$70,248
Stock Option January 2004	$375,815	$67,830	$34,526	$67,830	$67,830
Stock Option November 2002	$191,088	$74,312	$53,080	$63,696	$63,696

	$1,158,816	$303,542	$206,248	$250,168	$250,168

SFAS 123R expense for the stock options is based on the fair value of the options on the date of grant using the Black-Scholes option-pricing model. The assumptions used in determining the fair value of the options are set forth in Note 11 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2007.

(3)
Annual bonuses for performance in fiscal 2007 (and paid in fiscal 2008) under the ICP are based on performance over a one-year period. See the "Compensation Discussion and Analysis" and "Grants of Plan-Based Awards in Fiscal 2007" table for further details.

(4)
For information regarding pension benefits generally, see "Pension Benefits Table for Fiscal 2007" below.

(5)
The following table describes each component of the "All Other Compensation" column in the "Summary Compensation Table for Fiscal 2007" above:

	Matching Contribution to Employee Savings Plan $	Supplemental Life Insurance $(a)	Medical Insurance Benefits $(b)	Personal Use of Auto $	Other $		Total $
Mark S. Newman	13,612	37,024	14,048	8,106	11,725	(c)(d)	84,515
Robert F. Mehmel	13,612	3,573	13,436	22,805	—		53,426
Michael L. Bowman	13,612	2,442	5,190	15,435	—		36,679
Nina Laserson Dunn	13,612	11,754	9,175	8,834	—		43,375
Richard A. Schneider	13,612	15,542	13,436	12,812	—		55,402

  (a)
  Includes executive life, accidental death and dismemberment and/or disability insurance premiums.

  (b)
  Includes payments of executives' medical premiums and contributions to medical reimbursement plans for reimbursement of executives' medical and hospital expenses not covered under our group medical and hospitalization plans.

  (c)
  Primarily represents personal tax consulting fees.

  (d)
  Mr. Newman reimburses the Company for his personal use of the Company's fractional ownership aircraft. Therefore, no amounts for personal use of the airplane are included above.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2007

        The following table provides information concerning grants of plan-based awards made to each of the Named Executive Officers in fiscal 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
					Stock Awards: Number of Shares of Stock #(2)	Option Awards: Number of Underlying Options #(3)			Grant Date Fair Value of Stock and Option Awards $(5)
							Exercise or Base Price of Option Awards $(4)	Closing Price on Date of Grant $
Name	Grant Date	Threshold ($)	Target ($)	Max ($)
Mark S. Newman	6/16/2006 6/16/2006	367,500	735,000	1,470,000	— 19,034	43,558 —	49.91 —	49.85	1,036,680 948,845
Robert F. Mehmel	6/16/2006 6/16/2006	174,600	349,200	698,400	— 7,513	17,193 —	49.91 —	49.85	409,193 374,523
Michael L. Bowman	6/16/2006 6/16/2006	99,000	198,000	396,000	— 4,508	10,316 —	49.91 —	49.85	245,521 224,724
Nina Laserson Dunn	6/16/2006 6/16/2006	123,750	247,500	495,000	— 4,508	10,316 —	49.91 —	49.85	245,521 224,724
Richard A. Schneider	6/16/2006 6/16/2006	123,750	247,500	495,000	— 4,508	10,316 —	49.91 —	49.85	245,521 224,724

(1)
This reflects the threshold, target and maximum awards under the DRS Technologies, Inc. Incentive Compensation Plan. For actual amounts paid, see the "Non-Equity Incentive Compensation" column of the "Summary Compensation Table for Fiscal 2007."

(2)
Shows the number of shares of restricted stock granted in fiscal 2007.

(3)
Shows the number of options awarded in fiscal 2007.

(4)
Stock options were granted at $49.91 using the closing price of DRS common stock on the date immediately preceding the grant date on which there was a sale, pursuant to the provisions of the 1996 Omnibus Plan.

(5)
The grant date fair value of each equity award granted in fiscal 2007 is computed in accordance with SFAS 123R (even if not yet vested). Stock options granted on June 16, 2006 each had a grant-date fair value (computed in accordance with SFAS 123R) of $23.80 per share. The assumptions used in determining the fair value of the options are set forth in Note 11 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2007. The grant date fair value of restricted shares is calculated using $49.85 per share, which was the closing price of DRS common stock on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR END

        The following table provides information concerning the current holdings of stock option and stock awards for each of the Named Executive Officers as of the end of fiscal 2007.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable #(1)	Number of Securities Underlying Unexercised Options Unexercisable #(1)	Option Exercise Price $	Option Expiration Date	Number of Shares of Stock That Have Not Vested #(2)	Market Value of Shares of Stock That Have Not Vested $
Mark S. Newman	10,000		9.00	10/25/2008	13,000	678,210
	180,000		11.00	10/25/2008	19,034	993,004
	90,000		13.50	11/23/2010
	90,000		33.96	11/15/2011
	90,000		32.08	11/5/2012
	92,250	30,750	28.53	1/21/2014
	48,000	48,000	37.29	11/3/2014
	55,000		50.23	7/5/2015
		43,558	49.91	6/15/2016
Robert F. Mehmel	50,000		13.50	1/7/2011	5,000	260,850
	30,000		33.96	11/15/2011	7,513	391,953
	35,000		32.08	11/5/2012
	16,650	5,550	28.53	1/21/2014
	10,000	10,000	37.29	11/3/2014
	21,500		50.23	7/5/2015
		17,193	49.91	6/15/2016
Michael L. Bowman		2,825	28.53	1/21/2014	2,500	130,425
		8,700	37.29	11/3/2014	4,508	235,182
	12,500		50.23	7/5/2015
		10,316	49.91	6/15/2016
Nina Laserson Dunn	15,000		33.96	11/15/2011	2,500	130,425
	30,000		32.08	11/5/2012	4,508	235,182
	16,650	5,550	28.53	1/21/2014
	8,700	8,700	37.29	11/3/2014
	12,500		50.23	7/5/2015
		10,316	49.91	6/15/2016
Richard A. Schneider	30,000		33.96	11/15/2011	2,500	130,425
	30,000		32.08	11/5/2012	4,508	235,182
	16,650	5,550	28.53	1/21/2014
	8,700	8,700	37.29	11/3/2014
	12,500		50.23	7/5/2015
		10,316	49.91	6/15/2016

(1)
Options granted on July 6, 2005 have a 10-year term and became fully vested on March 31, 2006. Recipients are required to hold any shares acquired upon exercise of such options prior to March 31, 2008 (net of any shares sold or withheld to pay the exercise price and any applicable statutory minimum federal, state and local tax requirements) for a period of one year following exercise. All other stock options have a 10-year term and vest in four equal annual installments commencing on the first anniversary of the grant date, provided the executive is employed by the Company on the applicable vesting date.

(2)
Awards of restricted stock vest on the third anniversary of the grant date, provided the executive is then employed by the Company.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2007

        The following table provides information concerning (i) exercises of stock options during fiscal 2007, including the number of shares acquired upon exercise and the value realized, and (ii) the number of shares acquired upon the vesting of stock awards during fiscal 2007 and the value realized, for each of the Named Executive Officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise #(1)	Value Realized on Exercise $(2)	Number of Shares Acquired on Vesting #(3)	Value Realized on Vesting $(4)
Mark S. Newman	170,000	$7,272,067	26,000	$1,435,980
Robert F. Mehmel	—	—	4,700	$259,581
Michael L. Bowman	29,350	$423,388	2,400	$132,552
Nina Laserson Dunn	20,000	$514,625	4,700	$259,581
Richard A. Schneider	27,500	$924,176	4,700	$259,581

(1)
These shares were acquired upon exercise of stock options. The options vested over four years.

(2)
Value realized is the difference between the market price of underlying securities at exercise and exercise price.

(3)
These shares were acquired upon vesting of restricted shares. The restricted shares vest on the third anniversary of the grant date.

(4)
Value realized on vesting is the market price of underlying securities at vesting date.

PENSION BENEFITS

        The Named Executive Officers are not eligible to participate in any qualified defined benefit plan. However, the Named Executive Officers and certain other key employees are eligible to participate in a nonqualified supplemental defined benefit plan (the Supplemental Executive Retirement Plan, or SERP, discussed above).

        Under the SERP, participants may receive monthly benefits on the date the participant attains the age of 65 and is credited with 10 or more years of service or, if later, following a participant's retirement. The SERP also provides for a reduced early retirement benefit beginning at age 55. See "Pension Benefits Table for Fiscal 2007" footnote (3) below.

        For Mr. Newman, monthly benefits are calculated by multiplying his final average annual compensation by a percentage equal to the sum of 3% for each of the first 10 years of service plus 1.5% for each of the next 20 years of service and then dividing by 12. The monthly benefits for the other Named Executive Officers are calculated by multiplying their final average annual compensation by a percentage equal to the sum of 2% for each of the first 10 years of service plus 1.5% for each of the next 20 years of service and then dividing by 12. The maximum percentage by which the final average annual compensation may be multiplied is 60% for Mr. Newman and 50% for the other Named Executive Officers.

        Final average annual compensation is defined as the participant's average annual base salary over the 36-month period in which such salary is highest during the 60-month period immediately prior to retirement. For the CEO, compensation under the SERP is the sum of base salary and bonus.

        A participant's monthly benefit will be reduced by any amounts available to the participant as a monthly retirement benefit from the DRS Retirement/Savings Plan attributable to contributions made by the Company and by any Old-Age Insurance Benefits of the Social Security Act payable to the participant.

        A retiring employee may elect to receive a reduced retirement benefit with joint and survivor rights and/or a period certain benefit.

PENSION BENEFITS TABLE FOR FISCAL 2007

        The following table provides information concerning defined benefit pension benefits for each of the Named Executive Officers as of the end of fiscal 2007. There are no qualified pension benefits.

Name	Plan Name	Years of Credited Service(1)	Present Value of Accumulated Benefit(1)(2)(3)	Payments During Fiscal Year
Mark S. Newman(4)	SERP	33.1	$9,764,000	N/A
Robert F. Mehmel	SERP	5.9	52,000	N/A
Michael L. Bowman(5)	SERP	5.8	—	N/A
Nina Laserson Dunn(4)(6)	SERP	14.8	739,000	N/A
Richard A. Schneider	SERP	18.3	574,000	N/A

(1)
Determined as of March 31, 2007.

(2)
Benefits are determined using base salary for all participants other than for the CEO, as to whom benefits are determined using base salary plus bonus.

(3)
The actuarial assumptions used include: (a) a 5.90% discount rate, (b) no pre-retirement mortality, (c) post-retirement mortality based on the RP2000 combined healthy mortality table and (d) a retirement assumption equal to the latest of: (i) age 62, which is the earliest unreduced retirement age, (ii) 10 years of service or (iii) present age.

(4)
Mr. Newman and Ms. Dunn are eligible for early retirement under the Plan. Early retirement eligibility is age 55 and 10 years of service. The benefit is reduced by 2% for each year retirement precedes age 62. In addition, a social security supplement is payable until age 62.

(5)
While Mr. Bowman has an accumulated benefit under the SERP, the offsets for benefits provided under the DRS Retirement/Savings Plan and Old-Age Insurance Benefits under the Social Security Act are greater than the present value of his pension benefit.

(6)
Ms. Dunn was granted an additional 5 years of service. The present value of accumulated benefit associated with this service is $296,000.

        For a description of the SERP, see discussion in "Compensation Discussion and Analysis" above.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Change in Control Under the SERP

        Each participant in the SERP employed by DRS immediately prior to a change in control will be vested and a single lump sum amount will be paid within 60 days of the change in control or, if later, the earliest date permitted under Section 409A of the Code, equal to the present value of the benefit payable as an immediate life annuity without reduction for early commencement.

        A change in control under the SERP occurs when any of the following occur: (i) any person becomes the beneficial owner of DRS securities, representing 20% or more of voting power; (ii) board members already in place cease to constitute a majority of the number of directors then serving; (iii) there is a merger or consolidation of DRS (or any subsidiary) with any other corporation, where directors previously serving cease to constitute the majority; and (iv) our stockholders approve a plan of complete liquidation, dissolution or sale of all or nearly all of our assets, where directors immediately prior cease to represent the majority of the board. However, a change in control under the SERP will not occur by virtue of the consummation of any transaction(s) immediately following which the stockholders of DRS immediately prior to such transaction(s) continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of DRS immediately following such transaction(s). For purposes of the above, (A) "person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d), except that such term shall not include (i) DRS or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of DRS or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of DRS in substantially the same proportions as their ownership of stock of DRS and (B) "Affiliate" has the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

        A participant in the SERP is also eligible to designate a beneficiary for a death benefit under the SERP. The death benefit, with respect to a participant who was a participant prior to April 1, 2004, will be a lump sum amount equal to five times the final average annual compensation of the participant. The death benefit for a participant who became a participant on or after April 1, 2004 will be equal to the present value of the participant's accrued benefit under the SERP as of his or her death.

        Other terms of the SERP are described above in the "Compensation Discussion and Analysis" and the "Pension Benefits" sections.

Change in Control or Termination Under the Omnibus Plans

        The 2006 Omnibus Plan sets forth the following provisions which, in the absence of specific provisions in the award agreements, govern the treatment of awards upon termination of employment or service. Upon a participant's termination of employment for any reason other than cause, disability or death, options that are not exercisable at the time of termination will be forfeited and those that are exercisable will remain exercisable for three months following the termination date, unless the participant dies within those three months, in which case the options will expire one year after the termination date. Upon a participant's termination of employment due to disability or death, options that are not exercisable at the time of termination will be forfeited and those that are exercisable will remain exercisable for one year following the termination date. Upon termination for cause, all of the participant's outstanding options will expire on the termination date. Upon a participant's termination of employment with DRS for any reason, all of such participant's unvested shares of restricted stock are forfeited to DRS, unless, if the termination is for any reason other than for cause, the Compensation Committee determines to permit the participant to retain such unvested shares. In the event of a forfeiture of shares of restricted stock, DRS will repay the participant the amount paid, if any, by the participant for such forfeited shares. Upon termination of a non-employee director's service with DRS other than for cause, any non-qualified stock option granted to such director as a formula stock option will remain exercisable until the earlier of (i) two years from the date of termination of service or (ii) the expiration of the option. Upon termination of a non-employee director's service with DRS for cause, all non-qualified stock options granted to such director as formula stock options will expire on the date of termination of the director's service with DRS. The 1996 Omnibus Plan contains substantially the same provisions regarding termination.

        In the event of a change in control, unless all outstanding awards under the 2006 Omnibus Plan are converted, assumed or replaced by a successor with an award of equivalent economic value containing equivalent terms, all outstanding awards under the 2006 Omnibus Plan shall become fully and immediately transferable, vested and exercisable; and, in addition, if the outstanding awards under the 2006 Omnibus Plan are converted, assumed or replaced by a successor and a participant's employment is subsequently terminated without "cause" or by the executive for "good reason" (each as defined in the 2006 Omnibus Plan), within 24 months of the change in control, any converted, assumed or replaced options that remain subject to restrictions or unvested shall become fully and immediately transferable, vested and exercisable upon the date of such subsequent termination. The 1996 Omnibus Plan provides that upon a change in control all outstanding awards under such plan shall immediately become fully exercisable, vested and transferable.

Change in Control and Termination Payments Under the Employment Agreements

Mr. Newman

        Effective as of January 1, 2005, we entered into an amended and restated employment agreement with Mr. Newman ("Newman Employment Agreement") that provides for his employment as Chairman of the Board, President and CEO of DRS through December 2007, with automatic one-year extensions commencing on January 1, 2006, unless either party gives 90 days' notice. In addition to providing for base salary and employee benefits, including an automobile and reimbursement of all business-related automobile expenses, the Newman Employment Agreement provides for a target annual bonus equal to 84% of Mr. Newman's salary, reimbursement of certain tax and financial consulting expenses up to a maximum of $20,000 per year, and reimbursement of Mr. Newman's expenses, including reasonable legal fees up to a maximum of $20,000 incurred in connection with the negotiation of the Newman Employment Agreement and reasonable legal fees incurred in connection with any non-frivolous dispute arising under the agreement.

        If Mr. Newman's employment is terminated by us without cause or by Mr. Newman for good reason (each, as defined in the Newman Employment Agreement), he would be entitled to receive (a) a severance payment equal to the greater of (x) two or (y) the fraction, the numerator of which is the number of months remaining in the term and the denominator of which is 12, times the sum of (i) his current annual base salary plus (ii) the bonus earned by him during the fiscal year preceding the year of termination, (b) a prorated portion of his incentive bonus based on his prior year's incentive bonus, (c) continued coverage in our welfare benefit plans and perquisite plans (including use of a company-supplied automobile) for the greater of (x) two or (y) the fraction, the numerator of which is the number of months remaining in the term and the denominator of which is 12, years and (d) outplacement. If Mr. Newman's employment is terminated by us without cause or by Mr. Newman for good reason after a change in control (each, as defined in the Newman Employment Agreement), he is entitled to receive (a) a payment equal to three times the sum of (i) his current annual base salary plus (ii) the bonus earned by him during the fiscal year preceding the year of termination, (b) a prorated portion of his incentive bonus based on his prior year's incentive bonus, (c) continued coverage in our employee benefit plans for three years, and (d) outplacement services. In addition, all awards granted to Mr. Newman under the 1996 Omnibus Plan and any successor plan will vest in full and options will remain exercisable for one year following termination.

        If any payments or benefits received by Mr. Newman would be subject to the "golden parachute" excise tax under the Code, we would be required to pay him such additional amounts as may be necessary to place him in the same after-tax position as if the payments had not been subject to the excise tax. The Newman Employment Agreement also contains provisions that restrict Mr. Newman's ability to engage in any business that is competitive with the Company's business for a period of one year following his retirement or termination by us for cause or by Mr. Newman without good reason.

  Other Named Executive Officers

        We have entered into employment agreements with each of Ms. Dunn, Mr. Schneider and Mr. Mehmel, each of which agreements was amended as of August 18, 2004 and, as to Mr. Schneider, which was further amended as of June 8, 2006 (such agreements, as amended, the "Employment Agreements").

        Each of the Employment Agreements has a term: Ms. Dunn's, for three years, and Mr. Schneider's and Mr. Mehmel's, for two years. In addition, the terms of the Employment Agreement are extended automatically for one additional year periods (or two additional year periods in the case of Ms. Dunn) beginning on the first anniversary of the effective date of each Employment Agreement unless at least 90 days' notice for non-extension is given by either us or the executive. Each of the Employment Agreements provides for the executive's participation in our employee benefit and incentive plans and for the reimbursement of the executive's expenses, including reasonable legal fees, incurred in connection with any non-frivolous dispute arising under the executive's Employment Agreement.

        Under these Employment Agreements, if the executive is terminated by us without cause or by the executive for good reason (each, as defined in the Employment Agreements), the executive is entitled to severance benefits, including continuation of salary for 12 months (in the case of Ms. Dunn's agreement, salary continuation is for the remaining term of the agreement but no less than 24 months), continuation of employee benefits for such period, plus payment of a pro-rata portion of the bonus that would have been payable for the year of termination. If the executive's employment is terminated under the same circumstances within two years following a change in control (as defined in the Employment Agreements), the executive is entitled to a lump sum cash severance payment equal to three times the sum of (i) the executive's then-current salary plus (ii) the bonus earned by the executive for the preceding fiscal year and continued employee benefits for three years following termination of employment. Under each of the Employment Agreements, if any payments or benefits received by the executive would be subject to the "golden parachute" excise tax under the Code, we would be required to pay the executive such additional amounts as may be necessary to place the executive in the same after-tax position as if the payments had not been subject to the excise tax. Each of the Employment Agreements provides that in the event the executive's employment is terminated by us for cause or by the executive without good reason, for one year following such termination of employment the executive is not permitted to compete with DRS or to solicit, without our permission, the employment of any of our employees.

        Mr. Bowman does not have an employment agreement providing for severance. However, he is eligible under the Executive Severance Plan, which provides for severance of 2.5 times the sum of his base salary and bonus and continuation of benefits for 2 1/2 years if his employment is terminated by us without cause or by him for good reason within two years following a change in control (as defined in the Executive Severance Plan). There is a cap reducing any payments that would constitute nondeductible excess parachute payments under Section 280G of the Code, which is the highest amount payable without causing such non-deductibility.

ESTIMATE OF POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL
AS OF FISCAL 2007 YEAR END

        The following tables show potential payments upon termination or change in control to the Named Executive Officers, determined as if such events took place on March 30, 2007 (the last business day of the fiscal year):

Executive— Mark S. Newman	Discharge for Willful, Deliberate or Gross Misconduct	Quit Without Good Reason		Death		Termination Due to Disability		Change in Control		Termination Without Cause (TWOC) or Quit for Good Reason (QFGR)		TWOC or QFGR Within 2 Years After Change in Control
Two Times Base Pay	N/A	N/A		N/A		N/A		N/A		$1,750,000		N/A
Two Times Bonus	N/A	N/A		N/A		N/A		N/A		$2,146,200		N/A
Two Times Benefits(1)	N/A	N/A		N/A		N/A		N/A		$179,610		N/A
One Times Base Pay for Termination Due to Disability (Less Disability Plan Payments)	N/A	N/A		N/A		$875,000		N/A		N/A		N/A
Three Months (or to end of fiscal year) for Termination Due to Death	N/A	N/A		$218,750		N/A		N/A		N/A		N/A
Three Times Base Pay	N/A	N/A		N/A		N/A		N/A		N/A		$2,625,000
Three Times Bonus	N/A	N/A		N/A		N/A		N/A		N/A		$3,219,300
Three Times Benefits	N/A	N/A		N/A		N/A		N/A		N/A		$269,415
Vesting of Equity Awards(2)	N/A	N/A		$3,210,825		N/A		$3,210,825		$3,210,825		N/A(6)
Benefit Under SERP	0	$9,764,000	(3)	$4,110,333	(4)	$9,764,000	(3)	$15,510,000	(5)	$9,764,000	(3)	N/A(6)
280G Gross-Up(7)	N/A	N/A		N/A		N/A		0		N/A		$5,059,857
Total:	N/A	$9,764,000		$7,539,908		$10,639,000		$18,720,825		$17,050,635		$11,173,572
Executive— Robert F. Mehmel	Discharge for Willful, Deliberate or Gross Misconduct	Quit Without Good Reason	Death		Termination Due to Disability	Change in Control		TWOC or QFGR	TWOC or QFGR Within 2 Years After Change in Control
One Times Base Pay	N/A	N/A	N/A		N/A	N/A		$485,000	N/A
One Times Benefits(1)	N/A	N/A	N/A		N/A	N/A		$47,565	N/A
Pro Rata Bonus(8)	N/A	N/A	N/A		N/A	N/A		$508,403	N/A
One Times Base Pay for Termination Due to Disability (Less Disability Plan Payments)	N/A	N/A	N/A		$485,000	N/A		N/A	N/A
Three Months (or to end of fiscal year) for Termination Due to Death	N/A	N/A	$121,250		N/A	N/A		N/A	N/A
Three Times Base Pay	N/A	N/A	N/A		N/A	N/A		N/A	$1,455,000
Three Times Bonus	N/A	N/A	N/A		N/A	N/A		N/A	$1,529,400
Three Times Benefits	N/A	N/A	N/A		N/A	N/A		N/A	$142,696
Vesting of Equity Awards(2)	N/A	N/A	$971,661		N/A	$971,661		$971,661	N/A(6)
Benefit Under SERP	0	0(3)	$2,066,333	(4)	0(3)	$213,000	(5)	0(3)	N/A(6)
280G Gross-Up(7)	N/A	N/A	N/A		N/A	0		N/A	$1,659,581
Total:	N/A	N/A	$3,159,244		$485,000	$1,184,661		$2,012,629	$4,786,677

Executive— Michael L. Bowman	Discharge for Willful, Deliberate or Gross Misconduct	Quit Without Good Reason	Death	Termination Due to Disability	Change in Control	TWOC or QFGR	TWOC or QFGR Within 2 Years After Change in Control
2 1/2 Times Base Pay	N/A	N/A	N/A	N/A	N/A	N/A	$750,000
2 1/2 Times Bonus	N/A	N/A	N/A	N/A	N/A	N/A	$737,500
2 1/2 Times Benefits(1)	N/A	N/A	N/A	N/A	N/A	N/A	$38,622
Vesting of Equity Awards(2)	N/A	N/A	N/A	N/A	$585,160	$585,160	N/A(6)
Benefit Under SERP(9)	0	0	0	0	0	0	0
280G Gross-Up(7)	N/A	N/A	N/A	N/A	0	0	0
Total:	N/A	N/A	N/A	N/A	$585,160	$585,160	$1,526,122
Executive— Nina Laserson Dunn	Discharge for Willful, Deliberate or Gross Misconduct	Quit Without Good Reason		Death		Termination Due to Disability		Change in Control		TWOC or QFGR		TWOC or QFGR Within 2 Years After Change in Control
Two Times Base Pay	N/A	N/A		N/A		N/A		N/A		$750,000		N/A
Two Times Benefits(1)	N/A	N/A		N/A		N/A		N/A		$71,327		N/A
Pro Rata Bonus(8)	N/A	N/A		N/A		N/A		N/A		$367,790		N/A
One Times Base Pay for Termination Due to Disability (Less Disability Plan Payments)	N/A	N/A		N/A		$375,000		N/A		N/A		N/A
Three Months (or to end of fiscal year) for Termination Due to Death	N/A	N/A		$93,750		N/A		N/A		N/A		N/A
Three Times Base Pay	N/A	N/A		N/A		N/A		N/A		N/A		$1,125,000
Three Times Bonus	N/A	N/A		N/A		N/A		N/A		N/A		$1,106,400
Three Times Benefits	N/A	N/A		N/A		N/A		N/A		N/A		$106,991
Vesting of Equity Awards (2)	N/A	N/A		$649,579		N/A		$649,579		$649,579		N/A(6)
Benefit Under SERP	0	$739,000	(3)	$1,789,600	(4)	$739,000	(3)	$863,000	(5)	$739,000	(3)	N/A(6)
280G Gross-Up	N/A	N/A		N/A		N/A		0		N/A		$1,114,125
Total:	N/A	$739,000		$2,532,929		$1,114,000		$1,512,579		$2,577,696		$3,452,516
Executive— Richard A. Schneider	Discharge for Willful, Deliberate or Gross Misconduct	Quit Without Good Reason	Death	Termination Due to Disability	Change in Control	TWOC or QFGR	TWOC or QFGR Within 2 Years After Change in Control
One Times Base Pay	N/A	N/A	N/A	N/A	N/A	$375,000	N/A
One Times Benefits(1)	N/A	N/A	N/A	N/A	N/A	$56,010	N/A
Pro Rata Bonus(8)	N/A	N/A	N/A	N/A	N/A	$367,790	N/A
One Times Base Pay for Termination Due to Disability (Less Disability Plan Payments)	N/A	N/A	N/A	$375,000	N/A	N/A	N/A
Three Times Base Pay	N/A	N/A	N/A	N/A	N/A	N/A	$1,125,000
Three Times Bonus	N/A	N/A	N/A	N/A	N/A	N/A	$1,106,400
Three Times Benefits	N/A	N/A	N/A	N/A	N/A	N/A	$168,031
Vesting of Equity Awards(2)	N/A	N/A	$649,579	N/A	$649,579	$649,579	N/A(6)
Benefit Under SERP	0	0(3)	$1,732,000(4)	0(3)	$1,157,000(5)	0(3)	N/A(6)
280G Gross-Up(7)	N/A	N/A	N/A	N/A	0	N/A	$1,416,906
Total:	N/A	N/A	$2,381,579	$375,000	$1,806,579	$1,448,379	$3,816,337

(1)
Benefits generally include group insurance benefits and executive plans as listed in Schedule A to the various agreements, except in the case of Mr. Bowman, where benefits include only group insurance benefits.

(2)
The amount equals the sum of (i) the number of unvested shares of restricted stock held by the executive times $52.17, which was the closing price per share of DRS common stock on March 30, 2007, plus (ii) the number of unexercisable options held by the executive times the difference between $52.17 and the grant price per grant. The numbers in this row assume that equity awards are not assumed or rolled over by a successor.

(3)
This is the present value of the SERP benefit that is payable in the ordinary course (even without termination or change in control). Those with entries of 0 are not yet vested.

(4)
This amount represents, with respect to death, the death benefit under the SERP, which is defined generally as five times the final average compensation.

(5)
Each participant in the SERP employed by us immediately prior to a change in control will become vested and a single lump sum amount will be paid within 60 days of the change in control or, if later, the earliest date permitted under Section 409A of the Code, equal to the present value of the benefit payable as an immediate life annuity without reduction for early commencement. The estimated value of the benefits payable from the SERP as a result of a change in control occurring on March 30, 2007 is set forth in the applicable column.

(6)
Already vested on the change in control (see dollar amount in Change in Control column).

(7)
The 280G gross-up amount consists of the excise tax on the excess parachute amount plus federal and state income tax and excise tax on the gross-up, and is also based on a parachute that includes cash severance, continuation of benefits, outplacement value, additional SERP value, and value of vesting of stock options and restricted stock assuming a cashout.

(8)
The amount equals the pro rata portion (364/365) of the fiscal 2007 bonus.

(9)
Mr. Bowman has an accumulated benefit under the SERP, but offsets for the DRS Retirement/Savings Plan and social security benefits are greater than the present value of his pension benefit.

EQUITY COMPENSATION PLAN INFORMATION

        The table below sets forth information about shares of DRS common stock that may be issued under our equity compensation plans as of March 31, 2007.

Plan Category	No. of Securities to be Issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options	No. of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(A))
	(A)		(B)	(C)
Equity Compensation Plans Approved by Stockholders	2,214,314	(a)	$33.75	4,146,294
Equity Compensation Plans Not Approved by Stockholders	180,000	(b)	$11.00	—

(a)
Includes 50,000 shares of common stock, the issuance and receipt of which were deferred by Mr. Newman following the exercise of certain options.

(b)
Represents stock options granted to Mr. Newman by the board on October 26, 1998. Such stock options were granted to Mr. Newman by the board in its discretion and not pursuant to any equity compensation plan.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the board in oversight of DRS's accounting, auditing, and financial reporting practices. Our function is more fully described in our written charter, which was adopted by the board of directors on May 17, 2002 and amended and restated by the board on May 13, 2004 to be consistent with the provisions of the Sarbanes-Oxley Act of 2002 as well as the corporate governance rules issued by the Securities and Exchange Commission and the NYSE as they relate to audit committee requirements.

        The Audit Committee consists of three members, each of whom is independent based on the NYSE listing rules. Each member of the committee also satisfies the SEC's additional requirements for members of audit committees. In addition, our board of directors has determined that William F. Heitmann and C. Shelton James are "audit committee financial experts," as defined by the SEC rules.

        Management is responsible for DRS's financial reporting process and for maintaining a system of internal control over financial reporting and disclosure controls and procedures. KPMG, our independent registered public accounting firm, is responsible for performing an independent audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") of DRS's annual consolidated financial statements, for issuing a report thereon and for auditing management's assessment of the effectiveness of, and the effectiveness of, DRS's internal control over financial reporting and for issuing a report thereon.

        In performing its oversight function, the committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2007 ("fiscal 2007") with management and KPMG. In addition, the committee reviewed and discussed with management and the internal auditors the quality and adequacy of DRS's internal control, the overall quality of DRS's financial reporting, the results of the internal audit examinations and management's report on internal control over financial reporting. The committee also discussed with KPMG all matters required by the standards of the PCAOB, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of KPMG's examination of the consolidated financial statements of DRS and management's assessment of the effectiveness of, and the effectiveness of DRS's internal control over financial reporting.

        The Audit Committee obtained from KPMG the written disclosures and a formal written statement describing all relationships between them and DRS that might bear on the firm's independence consistent with the requirements of Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The committee discussed with KPMG any relationships that may have an impact on their objectivity and independence and considered the compatibility of permissible non-audit services with their independence, and satisfied itself as to the firm's independence. Throughout the year, the Audit Committee pre-approved all professional services provided to DRS by KPMG.

        Based on the above-mentioned review and discussions with management, the internal auditors and KPMG as described in this report, and subject to the limitation on the role and responsibilities of the Audit Committee, the committee recommended to the board of directors that management's report on internal control over financial reporting and the audited consolidated financial statements be included in DRS's Annual Report on Form 10-K for fiscal 2007 to be filed with the Securities and Exchange Commission. The committee selected, and the board of directors has ratified, subject to stockholder ratification, KPMG as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2008.

  The Audit Committee:

  William F. Heitmann, Chairman
  Donald C. Fraser
  C. Shelton James

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

        KPMG audited our annual consolidated financial statements for fiscal 2007 and management's assessment, and the effectiveness, of our internal control over financial reporting as of March 31, 2007. In addition, KPMG reviews our interim consolidated financial statements. If a majority of votes cast at the meeting is not voted for ratification of this selection of auditors, the Audit Committee will reconsider its appointment of KPMG as our independent registered public accounting firm ("independent auditors") for the year ending March 31, 2008 ("fiscal 2008").

        We have been advised by KPMG that KPMG are independent accountants with respect to DRS within the meaning of the Securities Acts administered by the SEC and the requirements of the PCAOB.

Disclosure of Auditor Fees

        The chart below sets forth the total amount billed to us by KPMG for services performed for fiscal 2007 and fiscal 2006, and breaks down these amounts by the category of service:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$6,292,000	$133,000	$347,000	$0
2006	$6,462,000	$55,000	$246,000	$0

        Audit Fees.    Audit fees are fees we paid KPMG for professional services for the audit of our internal control over financial reporting and the audit of our consolidated financial statements included in Form 10-K, review of the unaudited consolidated financial statements included in Forms 10-Q, and for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements, including issuance of comfort letters and consents.

        Audit-Related Fees.    Audit-related fees are fees billed by KPMG for assurance and related services that traditionally are performed by the independent auditors, principally audits of employee benefit plans.

        Tax Fees.    Tax fees are fees we paid KPMG related to tax compliance and general tax consulting, tax reviews of our stock offering and acquisitions, individual expatriate tax assistance and IRS examination assistance.

        All Other Fees.    We did not engage KPMG to provide any services other than as set forth above during fiscal 2007 and fiscal 2006. During fiscal 2007 and fiscal 2006, KPMG provided to us at no cost a subscription to KPMG's online accounting research tool.

        The Audit Committee has considered all services provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors' independence.

        The Audit Committee is responsible for appointing the Company's independent registered public accounting firm and approving the terms of the independent registered public accounting firms' services. The Audit Committee has established a policy for the pre-approval of all audit and permissible non-audit services to be provided by our independent registered public accounting firm. This policy describes the permitted audit, audit-related, tax and other services (collectively, "Disclosure Categories") that the independent registered public accounting firm may perform. The policy requires that for each fiscal year, a description of the services ("Service List") anticipated to be performed by the independent auditors in each of the Disclosure Categories in the ensuing fiscal year be presented by the Company's CFO to the Audit Committee for approval.

        Any requests for audit, audit-related, tax and other services not covered by the Service List must be submitted to the Audit Committee by the CFO for specific pre-approval, irrespective of the amount, and work cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman updates the full Audit Committee at the next regularly scheduled meeting for any interim approvals granted and such approvals are ratified by the full committee.

        On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date, as compared with the original Service List and the forecast of remaining services and fees for the fiscal year.

        All services performed by KPMG for fiscal years 2007 and 2006 were pre-approved by the Audit Committee in accordance with its policy. Services anticipated to be performed by KPMG for fiscal 2008 also have been approved in accordance with the policies and procedures of the Audit Committee.

        KPMG will have a representative at the meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions from stockholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS DRS'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

PROPOSAL NO. 3

APPROVAL OF THE AMENDED AND RESTATED
DRS TECHNOLOGIES, INC. INCENTIVE COMPENSATION PLAN

        On June 14, 2007 the board adopted the amended and restated DRS Technologies, Inc. Incentive Compensation Plan ("ICP") subject to stockholder approval. A copy of the ICP is attached as Annex A to this proxy statement. The ICP is another important vehicle that will help to strengthen the overall competitiveness of our compensation packages and enable us to accomplish our strategic objectives. The board believes that incentive compensation awards have contributed to our achievements and that the award of compensation for these purposes is comparable with the practices of companies in similar businesses. Approval of the ICP requires the vote of the majority of votes cast by stockholders entitled to vote at the meeting.

        The purpose of the ICP is to motivate key executives to achieve our strategic and financial goals and to perform to the best of their abilities. The ICP accomplishes this by paying awards only after the achievement of specified goals that are set at the beginning of a year as determined by the Compensation Committee. Unless otherwise determined by the committee, all payments in respect of Awards granted under the ICP shall be made, in cash, within a reasonable period after the end of the performance period; provided, however, that (unless otherwise determined by the committee) participants must be employed by the Company or one of its subsidiaries on the payment date.

        Compensation paid under the ICP also is designed to qualify as "performance-based" compensation under Section 162(m) of the Code. The ICP provides that grants of incentive compensation may be made based upon various "performance factors." Performance factors applicable to awards that are intended to be exempt from the limitations of Section 162(m) of the Code are specified levels of, or increases or decreases in, DRS's or any business unit's, subsidiary's or product line's: net income (before or after taxes), operating income, gross margin, earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT," "EBITA" or "EBITDA"), earnings per share, revenue, unit sales, bookings, cash flow, free cash flow, return on equity, return on assets, return on capital (including return on invested capital), earnings from continuing operations, cost reduction goals or levels of expenses, costs or liabilities, market share, asset management (e.g., inventory and receivable levels), growth by mergers and acquisitions, customer satisfaction or any increase or decrease of one or more of the foregoing over a specified period.

        The board or the Compensation Committee may alter, amend, suspend or terminate the ICP at any time; provided, however, that stockholder approval must be obtained when such approval is required in order for the ICP to continue to comply with Section 162(m) of the Code. The board or the Compensation Committee also may amend the ICP to comply with any applicable provisions of Section 409A of the Code and guidance thereunder in relation to the ability to defer award payments in a manner that will avoid the application of Section 409A or comply with Section 409A. The Compensation Committee's discretion to increase or decrease the amount of an award shall not be deemed an amendment of the ICP.

        Participants in the ICP will be executive officers and other key management employees of DRS or any of its subsidiaries who are selected by the Compensation Committee. The Compensation Committee has sole discretion to determine amounts that may be received by participants in the ICP. The Compensation Committee will identify threshold or minimum performance levels for payment of awards below which no award will be paid, target performance levels at which 100% of the targeted award will be paid, and, other than for covered officers whose compensation is subject to Section 162(m) of the Code, maximum performance levels at which a specified percentage greater than 100% of the targeted award, as determined by the Compensation Committee, is achieved. However, the ICP limits actual awards to a maximum of $3 million per covered employee (as defined in Section 162(m) of the Code) in any performance period.

        If a participant terminates employment before the end of the performance period in which the incentive compensation is to be earned, the participant will not receive an award for that period (even if the performance goals are actually achieved). The only exception is that if termination of employment is due to death, retirement or disability, or by DRS without cause, as defined in the ICP, the Compensation Committee may provide, in its discretion, that the participant will receive a pro-rata portion of the award he or she would have received, based on the number of days the participant was employed during the performance period.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3, THE APPROVAL OF THE AMENDED AND RESTATED DRS TECHNOLOGIES, INC. INCENTIVE COMPENSATION PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows as of June 18, 2007 the number of shares of common stock beneficially owned by each director and director nominee, each executive officer and by all of our directors, nominees and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)		Percent of Class
Mark S. Newman	841,264	(b)(c)(d)(e)	2.0%
Ira Albom	29,800	(c)	*
Charles G. Boyd	6,500	(c)	*
Donald C. Fraser	22,500	(c)	*
William F. Heitmann	19,500	(c)	*
Steven S. Honigman	5,000	(c)	*
C. Shelton James	8,366	(c)	*
Mark N. Kaplan	31,000	(c)	*
Stuart F. Platt	15,650	(c)	*
Dennis J. Reimer	18,000	(c)	*
Eric J. Rosen	25,000	(c)	*
Robert F. Mehmel	191,172	(c)(d)	*
Michael L. Bowman	28,072	(c)(d)	*
Nina Laserson Dunn	101,336	(c)(d)	*
Richard A. Schneider	124,886	(b)(c)(d)	*
All directors, director nominees and executive officers as a group (15 persons)	1,468,046	(b)(c)(d)	3.5%

*
Less than 1%.

(a)
As of June 18, 2007 there were 41,050,891 shares of common stock outstanding. Unless otherwise noted, each beneficial owner had sole voting power and investment power over the shares of common stock indicated opposite such beneficial owner's name.

(b)
Does not include 2,034 shares of common stock held by the trustee of our Retirement/Savings Plan. Mr. Newman and Mr. Schneider share the power to direct the voting of such shares with members of the administrative committee of such plan. Mr. Newman and Mr. Schneider disclaim beneficial ownership as to and of such shares.

(c)
Includes shares of common stock that might be purchased upon exercise of options that were exercisable on June 18, 2007 or within 60 days thereafter, as follows: Mr. Newman, 616,139 shares; Mr. Albom, 25,000 shares; General Boyd, 5,000; Dr. Fraser, 22,500 shares; Mr. Heitmann, 17,500 shares; Mr. Honigman, 5,000 shares; Mr. James, 7,500 shares; Mr. Kaplan, 25,000 shares; Admiral Platt, 5,000 shares; General Reimer, 17,500 shares; Mr. Rosen, 25,000 shares; Mr. Mehmel, 167,448 shares; Mr. Bowman, 15,079 shares; Ms. Dunn, 85,429 shares; Mr. Schneider, 100,429 shares; and all directors, nominees and executive officers as a group, 1,139,524 shares.

(d)
Includes shares of restricted stock with a vesting date of June 15, 2010, as follows: Mr. Newman, 25,782 shares; Mr. Mehmel, 8,287 shares; Mr. Bowman, 5,985 shares; Ms. Dunn, 5,985 shares; Mr. Schneider, 5,985 shares; and all directors, nominees and executive officers as a group, 52,024 shares. Restricted stock is granted in the name of the employee, who has all of the rights of a stockholder, including the right to receive cash dividends on restricted stock and the right to vote the restricted stock, subject to certain restrictions. The restricted stock shares vest three years from the date of grant.

Includes shares of restricted stock with a vesting date of June 16, 2009, as follows: Mr. Newman, 19,034 shares; Mr. Mehmel, 7,513 shares; Mr. Bowman, 4,508 shares; Ms. Dunn, 4,508 shares; Mr. Schneider, 4,508 shares; and all directors, nominees and executive officers as a group, 40,071 shares.

Includes shares of restricted stock with a vesting date of July 6, 2008, as follows: Mr. Newman, 13,000 shares; Mr. Mehmel 5,000 shares; Mr. Bowman 2,500 shares; Ms. Dunn 2,500 shares; Mr. Schneider 2,500 shares; and all directors, nominees and executive officers as a group, 25,500 shares.

(e)
Includes 4,800 shares of common stock held by Mr. Newman as custodian for one of his daughters, over which Mr. Newman has sole voting and investment power, and 50,000 shares of common stock, the receipt of which has been deferred by Mr. Newman.

        The following table sets forth security ownership information, as of the date indicated, with respect to each holder, other than our directors, director nominees and executive officers, known by us to own beneficially more than five percent of the Company's common stock.

Name and Address of Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Marsico Capital Management, LLC 1200 17th Street, Suite 1600 Denver, CO 80202	5,001,614	(b)	12.29%
FMR Corp. 82 Devonshire Street Boston, MA 02109	4,913,052	(c)	12.07%
Neuberger Berman, LLC 605 Third Avenue New York, NY 10158	3,078,932	(d)	7.56%

(a)
Based on shares outstanding on May 10, 2007.

(b)
As reported in Schedule 13F filed by Marsico Capital Management, LLC with the SEC on May 15, 2007.

(c)
As reported in Schedule 13F filed by FMR Corp. with the SEC on May 15, 2007.

(d)
As reported in Schedule 13F filed by Neuberger Berman, LLC with the SEC on May 10, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The rules of the Securities and Exchange Commission require that we disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors and executive officers. To the best of our knowledge, all of the required filings for our directors and executive officers were made on a timely basis in fiscal 2007.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

        The Nominating and Corporate Governance Committee is responsible for review, approval or ratification of "related person transactions" between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members, as defined under applicable SEC rules. The board has adopted written policies and procedures that apply to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. The board has determined that a related person does not have a direct or indirect material interest in the following categories of transactions:

  •
  compensation to executive officers approved by the Compensation Committee;

  •
  compensation to directors that is or will be reported in the Company's proxy statement pursuant to applicable SEC rules;

  •
  transactions with another company in which a related person's only relationship is as a director or beneficial owner of less than 10% of the equity of that company;

  •
  transactions with another company in which a related person's only relationship is as a limited partner with an interest of less than ten percent;

  •
  transactions with another company in which a related person's only relationship is as an employee (other than as an executive officer), if the amount involved does not exceed the lesser of $1 million or 2% of that company's total annual revenue;

  •
  transactions where the rates or charges involved are determined by competitive bids;

  •
  transactions that involve rendering services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority;

  •
  banking-related services involving a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

  •
  transactions in which all security holders receive proportional benefits; and

  •
  transactions involving purchases of goods and services subject to usual trade terms, for ordinary business travel and expense payments and otherwise in the ordinary course of business.

        The Company's General Counsel determines whether a transaction would constitute a Related Person Transaction under the above criteria and refers any such transactions to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may approve, ratify, reject, or take other action with respect to the transaction in its discretion.

Related Person Transactions

        We currently lease a building in Oakland, New Jersey owned by LDR Realty Co., LLC, a limited liability company that was wholly owned, in equal amounts, by David E. Gross, our co-founder and former President and Chief Technical Officer, and the late Leonard Newman, our co-founder and Chairman of the Board, CEO and Secretary and the father of Mark S. Newman, our Chairman of the Board, President and CEO. The lease agreement was extended for a three-year term commencing on June 1, 2007 at a current monthly rental of $21,800. Following Leonard Newman's death in November 1998, Mrs. Ruth Newman, the wife of Leonard Newman and the mother of Mark S. Newman, succeeded to Leonard Newman's interest in LDR Realty Co.

        In the fourth quarter of 2007, Jerry Molitor, the stepson of Mark S. Newman, our Chairman of the Board, President and CEO, commenced employment with Nemco Brokerage, Inc., a firm that has a longstanding relationship of providing insurance brokerage services to us and which receives commissions from third-party insurers based on policies it places on our behalf.

        Skadden, Arps, Slate, Meagher & Flom LLP, a law firm to which a member of our board of directors, Mark N. Kaplan, is of counsel, provides legal services to us.

GENERAL INFORMATION

Stockholder Proposals

        Any stockholder who desires to submit a proposal for inclusion in the proxy materials for our 2008 annual meeting of stockholders must comply with the requirements concerning both the eligibility of the proponent and the form and substance of the proposal as required by Rule 14a-8 of the Exchange Act. We must receive such proposal, directed to our Secretary, DRS Technologies, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054, no later than the close of business on March 5, 2008 or the date that is 120 calendar days prior to the anniversary of the mailing date of this proxy.

        The advance notice provisions of our by-laws provide that stockholders are required to give advance notice to us of (i) any stockholder-proposed director nomination or (ii) any business to be introduced by a stockholder at any annual meeting. The advance notice provisions provide that any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as director or directors at an annual meeting only if written notice of such stockholder's intent has been given to DRS's Secretary not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. (For the 2008 annual meeting, such notice must be received by our Secretary between May 11, 2008 and June 10, 2008.) In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, the stockholder's written notice of such intent must be given within 10 days before or after such anniversary date. In the case of a special meeting of stockholders called for the purpose of electing directors, to be timely, a stockholder's notice must be delivered to or mailed and received not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made by us, whichever first occurs. The chairman of the meeting may determine that the nomination of any person was not made in compliance with the advance notice provisions.

        The advance notice provisions further provide that, for business to be properly introduced by a stockholder when such business is not specified in the notice of meeting or brought by or at the direction of the board, the stockholder must have given notice not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders. (For the 2008 annual meeting, such notice must be received by our Secretary between May 11, 2008 and June 10, 2008.) In the event the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder must be given 10 days before or after such anniversary date. The chairman of the meeting may, if the facts warrant, determine and declare that any business was not properly brought before such meeting, and such business will not be transacted.

Householding of Annual Meeting Materials

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that it or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker, if your shares are held in a brokerage account, or us, if you hold registered shares. You can notify us by sending a written request to: DRS Technologies, Inc., 5 Sylvan Way, Parsippany, New Jersey 07054, Attention: Vice President, Investor Relations.

ANNEX A

DRS TECHNOLOGIES, INC.
INCENTIVE COMPENSATION PLAN

1.     Purpose.

        The purpose of the DRS Technologies, Inc. Incentive Compensation Plan is to (a) encourage individual effort and group teamwork toward the accomplishment of Corporate, Segment, Business Entity and individual goals; (b) reward outstanding managerial performance; (c) provide total direct compensation which is competitive with the businesses with which the Company competes and which is sufficient to enable the Company to attract, retain and motivate outstanding executives; and (d) focus the attention of Participants on Corporate, Segment, Business Entity and individual goals.

2.     Definitions.

        The following terms, as used herein, shall have the following meanings:

  (a)
  "Award" shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

  (b)
  "Board" shall mean the board of directors of the Company.

  (c)
  "Business Entity" shall mean an SBU, line of business or other business unit of the Company that is designated as a business entity.

  (d)
  "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company or a Subsidiary; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company or a Subsidiary which is materially injurious to the Company or the Subsidiary. For purposes of this Section 2(d), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company or a Subsidiary. Determination of Cause shall be made by the Committee in its sole discretion.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (f)
  "Committee" shall mean the Executive Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

  (g)
  "Company" shall mean DRS Technologies, Inc., a Delaware corporation, or any successor corporation.

  (h)
  "Corporate" shall mean the Company and its Subsidiaries.

  (i)
  "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

  (j)
  "Disability" shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

  (k)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (l)
  "Executive Officer" shall mean an officer of the Company or its Subsidiaries who is an "executive officer" within the meaning of Rule 3b-7 promulgated under the Exchange Act.

  (m)
  "Participant" shall mean an Executive Officer or other key management employee of the Company or any of its Subsidiaries who is, pursuant to Section 4 of the Plan, selected to participate herein.

  (n)
  "Performance Factors" shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant's receipt of payment with respect to an Award. Performance Factors may include any or all of the following or any combination thereof: net income (before or after taxes); operating income; gross margin; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT," "EBITA" or "EBITDA"); earnings per share; revenue; unit sales; bookings; cash flow; free cash flow; return on equity; return on assets; return on capital (including return on invested capital); earnings from continuing operations; cost reduction goals or levels of expenses, costs or liabilities; market share; asset management (e.g., inventory and receivable levels); growth by mergers and acquisitions; customer satisfaction or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of Corporate, a Subsidiary, any portion of a business unit (including a Segment or Business Entity), product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of Corporate, a Subsidiary, a business unit (including a Segment or Business Entity), product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated. The Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and (8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

  (o)
  "Performance Period" shall mean the twelve-month period, corresponding to the Company's fiscal year, commencing on April 1, 2007 and each April 1 thereafter, or such other periods as the Committee shall determine; provided, however, that a Performance Period for a Participant who becomes employed by the Company or its Subsidiaries following the commencement of a Performance Period may be a shorter period that commences with the date of the commencement of such employment; provided, further, however, that a Performance Period may not be less than six months unless approved by the Committee.

  (p)
  "Plan" shall mean this DRS Technologies, Inc. Incentive Compensation Plan.

  (q)
  "Retirement" shall mean the voluntary termination of a Participant's employment on or after the later of the date such Participant attains age 62 or the fifth anniversary of the date such Participant commenced employment with the Company or any of its Subsidiaries.

  (r)
  "SBU" shall mean a strategic business unit of the Company reporting directly to a Segment.

  (s)
  "Segment" shall mean a major business unit of the Company reporting directly to the Corporate level.

  (t)
  "Subsidiary" shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

3.     Administration.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

        The Committee shall consist of two or more persons, at least two of whom shall be "outside directors" within the meaning of Section 162(m) of the Code. All decisions,

determinations and interpretations of the Committee shall be made by such outside directors and shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

        Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees, including but not limited to the Chief Executive Officer of the Company.

4.     Eligibility.

        Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.     Terms of Awards.

        Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

  (a)
  In General.

  The Committee shall specify with respect to a Performance Period the Performance Goals applicable to each Award and minimum, target and maximum levels applicable to each Performance Goal. The minimum level reflects the level of performance at which a specified percentage, as determined by the Committee, of the performance goal is achieved and below which no payment shall be made; the target level reflects the level of performance at which 100% of the Performance Goal is achieved; and the maximum level reflects the level of performance at which a specified percentage greater than 100%, as determined by the Committee, of the Performance Goal is achieved. Awards for any Performance Period may be expressed as a dollar amount or as a percentage of the Participant's base salary. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Goals with respect to such Performance Period are attained.

  (b)
  Special Provisions Regarding Awards.

  Notwithstanding anything to the contrary contained in this Section 5, in no event shall payment in respect of Awards granted for a Performance Period be made to a Participant who is a Covered Employee in an amount that exceeds $3,000,000. The Committee may at its discretion increase, other than with respect to a Participant who is a Covered Employee, or decrease the amount of an Award payable upon attainment of the specified Performance Factors by an amount up to 100% of the amount which would otherwise be payable with respect to such Award.

6.     Time and Form of Payment.

        Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash, within a reasonable period after the end of the Performance Period; provided, however, that (unless otherwise determined by the Committee) in order to receive such payment, a Participant must be employed by the Company or one of its Subsidiaries on the payment date. In addition, in the case of Participants who are Covered

Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.

7.     General Provisions.

  (a)
  Compliance with Legal Requirements.

  The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

  (b)
  Nontransferability.

  Awards shall not be transferable by a Participant except upon the Participant's death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(j) below or, in the absence thereof, by will or the laws of descent and distribution.

  (c)
  No Right to Continued Employment.

  Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant's employment or change such Participant's remuneration.

  (d)
  Withholding Taxes.

  Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

  (e)
  Amendment, Termination and Duration of the Plan.

  The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. The Board or the Committee may also amend this Plan as it deems necessary or appropriate to comply with any applicable provisions of the Code or the Regulations (and any applicable IRS guidance thereunder) in relation to the ability to defer award payments in a manner that will avoid the application of Section 409A(a)(1) of the Code to such payments or will comply with Section 409A. The exercise of the Committee's discretion pursuant to Section 5(b) to increase or decrease the amount of an Award shall not be deemed an amendment of the Plan.

  (f)
  Participant Rights.

  No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

  (g)
  Termination of Employment.

  (i)
  Unless otherwise provided by the Committee, and except as set forth in subparagraph (ii) of this Section 7(g), a Participant must be actively employed by the Company or its Subsidiaries at the applicable payment date in order to be eligible to receive payment in respect of such Award.

  (ii)
  Unless otherwise provided by the Committee, if a Participant's employment is terminated as a result of death, Disability, Retirement or by the Company or a Subsidiary without Cause prior to the payment date, the Committee may provide, in its discretion, that such Participant shall receive a pro-rata portion of the Award that he or she would have received with respect to the applicable Performance Period based on the number of days such Participant was employed during such Performance Period, which shall be payable at the time payment is made to other Participants in respect of such Performance Period.

  (h)
  Unfunded Status of Awards.

  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

  (i)
  Governing Law.

  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

  (j)
  Beneficiary.

  A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant's beneficiary pursuant to Section 7(b), the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

  (k)
  Interpretation.

  The Plan is designed so that the compensation paid under the Plan qualifies, to the extent applicable, as qualified performance-based compensation under Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

  (l)
  Effective Date.

  The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal Nos. 1, 2 and 3.	Please Mark Here for Address Change or	☐
Comments
SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

	FOR all nominees listed below (except as marked to the contrary below)		WITHHOLD AUTHORITY to vote for all nominees listed below
	☐		☐
1.	Election of four Class III directors:
		FOR	AGAINST	ABSTAIN
2.	Ratification of appointment of KPMG LLP as DRS’s independent registered public accounting firm.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Approval of amended and restated DRS Technologies, Inc. Incentive Compensation Plan.	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any of the nominees, strike a line through the nominee’s name below.)

Nominees:	01 William F. Heitmann, 02 C. Shelton James,
03 Rear Admiral Stuart F. Platt, USN (Ret.), 04 Eric J. Rosen

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign as your name appears above. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

 FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time on August 8, 2007.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/drs		1-866-540-5760

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

DRS TECHNOLOGIES, INC.

Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders to Be Held on August 9, 2007

The undersigned, revoking all previous proxies, appoints Mark S. Newman and Nina Laserson Dunn, and each of them, acting unanimously if more than one be present, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the annual meeting of stockholders of DRS Technologies, Inc. (the “Company”) to be held on August 9, 2007, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company which the undersigned is entitled to vote, on all matters coming before said meeting. The proxies are instructed to vote as directed below with respect to the matters listed hereon and in their discretion on all other matters coming before the meeting.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE

You can now access your DRS Technologies, Inc. account online.

Access your DRS Technologies, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for DRS Technologies, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• Make address changes

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DRS TECHNOLOGIES, INC. 5 SYLVAN WAY PARSIPPANY, NEW JERSEY 07054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on August 9, 2007
YOUR VOTE IS IMPORTANT
DRS TECHNOLOGIES, INC. TABLE OF CONTENTS
PROXIES, VOTING AND THE MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION TABLE FOR FISCAL 2007
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE FOR FISCAL 2007
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2007
OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR END
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2007
PENSION BENEFITS
PENSION BENEFITS TABLE FOR FISCAL 2007
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL
ESTIMATE OF POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL AS OF FISCAL 2007 YEAR END
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 APPROVAL OF THE AMENDED AND RESTATED DRS TECHNOLOGIES, INC. INCENTIVE COMPENSATION PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
GENERAL INFORMATION
DRS TECHNOLOGIES, INC. INCENTIVE COMPENSATION PLAN